SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                           POMEROY IT SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)     Title of each class of securities to which transaction applies: N/A

     2)     Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)     Proposed maximum aggregate value of transaction: N/A

     5)     Total fee paid: N/A

[ ]  Fee paid previously with preliminary materials. N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount Previously Paid:

     2)     Form, Schedule or Registration Statement No.:

     3)     Filing Party:

     4)     Date Filed:

                                    POMEROY



Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of Pomeroy IT Solutions, Inc. on Thursday, June 10, 2004 at 9:00 a.m. at the Drawbridge Inn, 2477 Royal Drive, Fort Mitchell, Kentucky, 41017.

We hope that you will be able to attend the Meeting. If you do not expect to be present and wish your stock to be voted, please sign, date and mail the enclosed proxy card. Your shares cannot be voted unless you either vote by proxy or vote by ballot at the Meeting.

If you plan to attend the Meeting and will need special assistance because of a disability, please contact Michael E. Rohrkemper, Chief Financial Officer, 1020 Petersburg Road, Hebron, KY 41048, (859) 586-0600.

Very truly yours,


/s/  David B. Pomeroy, II

David B. Pomeroy, II
Chairman of the Board





                             YOUR VOTE IS IMPORTANT
                     Please Sign, Date and Return Your Proxy

Pomeroy IT Solutions, Inc.
1020  Petersburg  Road
Hebron,  Kentucky  41048



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2004 annual meeting of shareholders of Pomeroy IT Solutions, Inc. will be held at the Drawbridge Inn, 2477 Royal Drive, Fort Mitchell, Kentucky, 41017 on Thursday, June 10, 2004 at 9:00 A.M., E.D.T. for the following purposes:

          1.   To  elect  nine  directors;  and

          2. To approve the amendment to the Company's 1998 Employee Stock Purchase Plan; and

          3. To approve the amendments to the Company's 2002 Outside Directors' Stock Option Plan; and

          4. To approve the Company's 2002 Amended and Restated Stock Incentive Plan; and

          5. To transact such other business as may be properly brought before the meeting and any and all adjournments thereof.

Stockholders of record at the close of business on April 15, 2004 will be entitled to notice of and to vote at the meeting.

Stockholders are cordially invited to attend the meeting. Please complete, execute and return the enclosed proxy card in the enclosed envelope whether or not you plan to attend so that your shares may be represented at the meeting. If you attend the meeting, you may revoke your proxy and vote in person if you choose.

By Order of The Board of Directors


/s/  Michael E. Rohrkemper
----------------------------------
Michael E. Rohrkemper, Secretary

May 4, 2004
-----------
Date

                                PROXY STATEMENT

                       SOLICITATION AND VOTING OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pomeroy IT Solutions, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders, which will be held Thursday, June 10, 2004 at 9:00 A.M., E.D.T., at the Drawbridge Inn, 2477 Royal Drive, Fort Mitchell, Kentucky, 41017 and at any and all adjournments of that meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy card are first being sent to stockholders on or about May 9, 2004. The Company's principal executive offices are located at 1020 Petersburg Road, Hebron, KY 41048.

Shares represented by proxies received by the Company at or prior to the meeting will be voted according to the instructions indicated on the proxy. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specifying a vote or abstention on any proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. The Board of Directors knows of no other matters that may be brought before the meeting. However, if any other business is properly presented for action at the meeting, the persons named on the proxy card will vote according to their best judgment.

A proxy card may be revoked at any time before it is voted at the meeting by filing with the corporate secretary an instrument revoking it, by a duly executed proxy bearing a later date, or by voting in person by ballot at the meeting.

Only stockholders of record at the close of business on April 15, 2004 will be entitled to the notice of and to vote at the meeting. On that date, there were 12,254,151 Common Shares outstanding and entitled to vote, and each such share is entitled to one (1) vote on each matter to be considered. Stockholders do not have cumulative voting rights in the election of directors. Tabulation of proxies and votes cast at the meeting will be counted and certified to by an independent agent.

A majority of the votes entitled to be cast on matters to be considered at the meeting will constitute a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes and for all other matters. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker non-votes will not be deemed to have been cast either "for" or "against" a matter, although they will be counted in determining if a quorum is present. Proxies marked "abstain" or a vote to abstain by a stockholder present in person at the Annual Meeting will have the same legal effect as a vote "against" a matter because it represents a share present or represented at the meeting and entitled to vote. The specific vote requirements for the proposals being submitted to stockholder vote at the Annual Meeting are set forth under the description of each proposal in this Proxy Statement.

The expense of this solicitation will be borne by the Company. Arrangements may be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material for the Annual Meeting to beneficial owners of the Company's stock and the Company will reimburse these institutions for their expense in so doing.

STOCK  OWNERSHIP
The following table sets forth, as of March 15, 2004, the beneficial ownership of shares of the Company's Common stock, $.01 par value ("Common Stock"), by each Director and nominee for Director of the Company, each executive officer named in the Summary Compensation Table (below), each person known to the Company to be the beneficial owner of more than five percent (5%) of its outstanding shares of Common Stock, and by the Directors and executive officers of the Company as a group.

                                             AMOUNT & NATURE OF
NAME AND ADDRESS (1)                      BENEFICIAL OWNERSHIP (2)  % of Class
----------------------------------------  ------------------------  -----------
David B. Pomeroy, II                                2,312,363  (3)       18.17%

Stephen E. Pomeroy                                    482,200  (4)        3.79%

James H. Smith, III                                    16,112  (5)           *

Michael E. Rohrkemper                                  38,063  (6)           *

William H.  Lomicka                                     7,501  (7)           *

Vincent D. Rinaldi                                     15,001  (8)           *

Kenneth R. Waters                                       5,500                *

Debra E. Tibey                                          3,334  (9)           *

Edward E. Faber                                         3,334 (10)           *

Directors and all Executive
Officers as  a Group                                2,883,408 (11)       22.69%

FMR Corp.                                           1,634,689 (12)       13.36%
82 Devonshire Street
Boston, MA  02109

Barclays Global Investors, NA                       1,061,885 (13)        8.68%
45 Fremont Street
San Francisco, CA  94105

Wells Fargo and Company                               972,073 (14)        7.94%
420 Montgomery Street
San Francisco, CA  94104

Dimensional Fund Advisors, Inc.                       911,575 (15)        7.45%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

Columbia Wanger Asset Management,  L.P.               750,000 (16)        6.13%
227 West Monroe Street, Suite 3000
Chicago, IL  60606

------------------------
*   Less than one percent (1%)

(1) The address for all directors and executive officers is the corporate address.
(2) The "Beneficial Owner" of a security includes any person who shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership of such security within 60 days based solely on information provided to the Company.
(3) Includes 22,636 shares owned by his spouse as to which Mr. David B. Pomeroy disclaims beneficial ownership. Also includes 487,500 shares of common stock issuable upon exercise of stock options.
(4) Includes 476,624 shares of Common Stock issuable upon exercise of stock options.
(5) Includes 12,501 shares of Common Stock issuable upon exercise of stock options.
(6) Includes 35,000 shares of Common Stock issuable upon exercise of stock options.
(7) Includes 7,501 shares of Common Stock issuable upon exercise of stock options.
(8) Includes 15,001 shares of Common Stock issuable upon exercise of stock options.
(9) Includes 3,334 shares of Common Stock issuable upon exercise of stock options.
(10) Includes 3,334 shares of Common Stock issuable upon exercise of stock options.
(11) Includes 1,040,795 shares of Common Stock issuable upon exercise of stock options. Includes 22,636 shares of Common Stock owned by the spouse of Mr. David B. Pomeroy as to which he disclaims beneficial ownership.
(12) Beneficial ownership information is taken from latest Form 13G filed February 16, 2004 for the reporting period ending December 31, 2003.
(13) Beneficial ownership information is taken from latest Form 13G filed February 13, 2004 for the reporting period ending December 31, 2003.
(14) Beneficial ownership information is taken from latest Form 13G filed January 23, 2004 for the reporting period ending December 31, 2003.
(15) Beneficial ownership information is taken from latest Form 13G filed February 06, 2004 for the reporting period ending December 31, 2003.
(16) Beneficial ownership information is taken from latest Form 13G filed February 10, 2004 for the reporting period ending December 31, 2003.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

                         DIRECTORS STANDING FOR ELECTION

Nine directors are to be elected at the Annual Meeting of Stockholders, each to serve until the next annual meeting and until his successor shall have been elected and qualified. With the exception of Mr. Kenneth Waters, all remaining nominees are presently members of the Board of Directors. The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. The proxy solicited hereunder will be voted, unless otherwise instructed, for the election of the nine nominees named below. If, for any unforeseen reason, any nominee should become unavailable, the proxies will exercise their discretion in voting for a substitute. The Board of Directors recommends that the stockholders vote for the nine nominees for director named below. The following contains information relating to each nominee for election to the Board of Directors:

              Name, Age, Principal Occupation for Last Five                       Year First Elected As A
                                                                                  -----------------------
             Years; and Directorships in Public Corporations                             Director
--------------------------------------------------------------------------------  -----------------------

David  B.  Pomeroy,  II,  54,  is Chairman of the Board and Chief Executive                          1992
Officer  of  the  Company.  Mr.  Pomeroy  was a founder of the first of the
Company's  predecessor  businesses  ("the  Pomeroy Companies") in 1981. Mr.
Pomeroy  controlled  the  Pomeroy Companies until their reorganization into
Pomeroy Computer Resources in 1992, and has served as Chairman of the Board and  Chief  Executive  Officer since 1992 and he served as President of the
Company  from  1992  through  January  2001.

James  H.  Smith,  III,  53, has been a Director of the Company since April                          1992
1992.  Mr.  Smith  is a shareholder in the law firm of Lindhorst & Dreidame
Co.,  L.P.A.,  Cincinnati,  Ohio,  where  he  has practiced law since 1979.
Lindhorst  &  Dreidame  acts  as  outside  general  counsel to the Company.

Michael  E.  Rohrkemper,  57, has been a Director of the Company since July                          1993
1993.  Mr.  Rohrkemper  is a certified public accountant and was formerly a partner  in  the  Cincinnati,  Ohio  accounting firm of Rohrkemper & Ossege
Ltd.,  from  1991  through  May  2001, at which time he left his accounting practice  to  join  Pomeroy  as  its  Vice  President  of  Finance  and
Administration.  On  August  10, 2001, Mr. Rohrkemper was promoted to Chief
Financial  Officer  and  named  Secretary  and  Treasurer  of  the Company.


Stephen  E. Pomeroy, 35, has been a Director of the Company since February,                          1998
1998. On January 11, 2001, Mr. Stephen Pomeroy was promoted to the position of  President  and Chief Operating Officer of the Company. From May 1997 to
January  2001,  Mr.  Stephen Pomeroy was the Chief Financial Officer of the
Company.  In  December  1998,  Mr.  Stephen Pomeroy was named President and
Chief  Executive  Officer  of Pomeroy Select Integration Solutions, Inc. (a
wholly  owned  subsidiary of the Company). Mr. Stephen Pomeroy was the Vice
President of Marketing and Corporate Development from September 1996 to May
1997.

William  H.  Lomicka,  67, has been a Director of the Company since January                          1999
1999.  Mr.  Lomicka  is  Chairman  of Coulter Ridge Capital, Inc. a private investment  firm,  a  position  he  has  held  since  1999.  Mr. Lomicka is currently  a  director of Counsel Corporation, a publicly traded investment company  and  Acceris  Communications, Inc., a public company servicing the communications industry. Between 1989 and 1999, he was President of Mayfair
Capital,  Inc., a private investment firm. Mr. Lomicka is a graduate of the
College  of  Wooster  in  Wooster,  Ohio  and  has  a  Master's of Business
Administration  degree  from  the  Wharton  School  of  the  University  of
Pennsylvania.


                                        4

Vincent D. Rinaldi, 55, has been a Director of the Company since June 1999.                          1999
Mr.  Rinaldi  is  President  of Information Leasing Corporation ("ILC") and
Procurement  Alternatives  Corporation  ("PAC"),  both  wholly-owned subsidiaries of Provident Financial Group, Inc. ("Provident'). The combined companies  finance  and manage equipment for a wide range of companies. Mr.
Rinaldi  was  the  founder  of  ILC  in  1984  prior  to its acquisition by
Provident  in  1996.  Mr. Rinaldi is currently a Director of Thrucom, Inc.,
Qsys  International  Inc.  and  Infonet  Inc.

Debra  E.  Tibey,  45, has been an independent consultant since March 2000.                          2002
She  formerly  served  as  Senior Vice President of Sales from October 1988 through  February  2000  for  Ingram  Micro,  Inc., a wholesale provider of technology  solutions,  products  and  services.  During  her thirteen-year tenure  with  Ingram  Micro,  Ms.  Tibey  was  responsible  for leading the domestic  sales organization. From July 1986 through August 1988, Ms. Tibey served  as  Vice  President  and  General Manager of export for Aakasoft, a
European  software distributor. She is currently a Director of Healthzones.

Edward E. Faber, 71, retired since 1992, has more than thirty years of                               2002
experience  managing  and  developing high-technology growth companies. Mr.
Faber's  experience includes twelve years in sales and marketing management with  IBM  Corporation,  Memorex  Corporation and Four Phase Systems before
becoming   the   founding    President    of    Computerland    Corporation
("Computerland")  in  September  1976.  During  his twelve-year tenure with
Computerland,  Mr.  Faber  also  served  as  Computerland's  Vice Chairman,
Chairman,  and  Chief  Executive  Officer. Prior to retiring from an active management  career,  Mr.  Faber  also  served  as  the  President and Chief
Executive  Officer  of  SuperCuts,  Inc.,  where  he  was  responsible  for organizing and executing a successful initial public stock offering for the company.  Mr.  Faber  currently  serves  as  Vice  Chairman of the Board of
Cotelligent  Incorporated  and  Chairman  of  the  Board  of  Gum  Tech
International,  Inc.,  both  of  which  are  publicly  traded  companies.

Kenneth R. Waters, 52 , was previously a director of the Company from April
1997 until January 1999, and from June 2001 until January 2003. He served as a director of Pomeroy Select Integration Solutions, Inc., a wholly owned subsidiary of the Company, from December 1998 through March 2001. Mr.
Waters has worked in the computer industry since 1978. Most recently, he has been an industry consultant, serving as such for the Company from January 1997 through March 2001.

Stephen E. Pomeroy is the son of David B. Pomeroy, II. There are no other family relationships among the Company's directors and executive officers.

There were six meetings of the Board of Directors in 2003. Each member of the Board of Directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board and committees on which he served.

                              DIRECTOR INDEPENDENCE

The Board of Directors has determined that the following five directors are "independent" as defined by applicable law and Nasdaq listing standards: James
H. Smith, III, William H. Lomicka, Vincent D. Rinaldi, Debra E. Tibey, and Edward E. Faber. In addition, the Board has determined that Kenneth R. Waters, nominee, meets the independent definition. All of the foregoing directors (including the nominee), except Mr. James H. Smith, III, are independent as "independence" is defined for audit committee members in Nasdaq Rule 4350(d).

                               DIRECTOR CANDIDATES

At or before the annual meeting of the Board of Directors immediately following the Annual Meeting of Stockholders, the Board will establish a Nominating and Corporate Governance Committee. Once established, the Nominating and Corporate Governance Committee of the Board will consider candidates for election to the Board recommended by a stockholder in accordance with the Company's Certificate of Incorporation, and will do so in the same manner as the Committee will evaluate any other recommended nominee. Any nomination by a stockholder of a person for election to the Board at an annual meeting of stockholders, or a special meeting of stockholders called by the Board for the purpose of electing directors, must be received by the Company's principal offices by March 15, 2005.
                         COMMUNICATION FROM STOCKHOLDERS

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Secretary will review each stockholder communication. The Secretary will forward to the entire Board (or to members of the Board committee, if the communication relates to a subject matter clearly within that committee's area of responsibility) each communication that (a) relates to the Company's business or governance, (b) is not offensive and is legible in form and reasonably understandable in content, and (c) does not merely relate to a personal grievance against the Company or a team member or further personal interest not shared by the other stockholders generally.

Stockholders of the Company may communicate with the Board in writing addressed to:
                             Board  of  Directors
                             c/o  Corporate  Secretary
                             Pomeroy  IT  Solutions,  Inc.
                             1020  Petersburg  Road
                             Hebron,  KY  41048

                                 CODE OF ETHICS

On or prior to May 4, 2004, the Company will adopt a written Code of Ethics ("Code") that applies to our Directors, officers, and employees of the Company and its subsidiaries including the Company's Chief Executive Officer and Chief Financial Officer. The Code will be available in the Investor Relations section of the Company's website (www.pomeroy.com) . The Company intends to post
                              ---------------
amendments to or waivers from its Code at the same location on its website. Prior to adoption of the Code, the Company incorporated ethical and conduct standards into company policies and agreements with employees.

                      COMMITTEES OF THE BOARD OF DIRECTORS

The Company has a standing Audit Committee which oversees the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The Audit Committee held three meetings and numerous discussions during fiscal 2003. The Company's Audit Committee is currently composed of three non-employee directors, Mr. James H. Smith, III, and Mr. Edward E. Faber, and Ms. Debra E. Tibey. The Board of Directors has determined that James H. Smith, III is an "audit committee financial expert" as defined in
Item 401(h) of Regulation S-K. As of the date of the Annual Meeting of Stockholders, Mr. James H. Smith, III will not be independent as "independence" is defined for audit committee members in Nasdaq Rule 4350(d). At the annual meeting of the Board of Directors immediately following the Annual Meeting of Stockholders, the members of the Audit Committee will be reconstituted to comply with the then applicable Nasdaq rules for independence and financial experts. The Audit Committee consults with the independent auditors regarding their examination of the financial statements of the Company and their related assessment of internal controls. It reports to the Board of Directors on these matters and recommends the independent auditors to be designated for the ensuing year. See Report of the Audit Committee beginning on page 25.

The Company currently does not have a standing Nominating Committee. The Company is in the process of establishing a Nominating Committee and Corporate Governance Committee which will be in place by the date of the Annual Meeting of Stockholders. The principal functions of the Nominating and Corporate Governance Committee will be to assist the Board in identifying individuals for service as directors of the Company and as Board committee members, to develop and monitor a process for evaluating Board effectiveness, and to develop, oversee and administer the establishment of the Company's corporate governance guidelines. This committee will be comprised of independent directors as defined by applicable Nasdaq listing requirements and will adopt a formal written charter.

The Company has a standing Compensation Committee which held two meetings during fiscal 2003, composed of two non-employee directors, Ms. Debra E. Tibey and Mr. William H. Lomicka. This committee reviews the compensation paid by the Company and makes recommendations on these matters to the Board of Directors.

The Company has a standing Stock Option Committee consisting of Messrs. Rohrkemper and Smith. This committee administers the 2002 Non-Qualified and Incentive Stock Option Plan. During fiscal 2003, this committee held no formal meeting.

                                 DIRECTOR'S FEES

For fiscal 2003, each director who was not an employee of the Company, except for Mr. Smith, received a quarterly retainer of Two Thousand Dollars ($2,000) plus Five Hundred Dollars ($500) for each Board of Directors meeting attended (including as part of each such meeting any committee meetings held on the same date), and Five Hundred Dollars ($500) for any committee meetings attended which were not held on the same date as a Board of Directors meeting. Notwithstanding the foregoing, members of the Company's Audit Committee received One Thousand Dollars ($1,000) for any such committee meetings attended. Mr. Smith's law firm, Lindhorst & Dreidame Co., L.P.A., was compensated for his time in attendance at Directors' meetings based on his hourly rate. The Board of Directors' adopted a new fee schedule, which shall be effective April 6, 2004, under which each director who is not an employee of the Company, except for Mr. Smith, shall receive a quarterly retainer equal to Three Thousand Dollars ($3,000) and fees for attendance at committee meetings as follows: $500 for each Board of Directors meeting attended (including as part of each such meeting any committee meetings held on the same date); $500 for each Stock Option Committee attended; $1,000 for each Nominating Committee meeting attended (Nominating Committee members - formation of committee and selection of members to be completed in fiscal 2004); $1,500 for each Compensation Committee meeting attended; and $2,000 for each Audit Committee attended. Mr. Smith's law firm, Lindhorst & Dreidame Co., L.P. A., will continue to be compensated for his time in attendance at Directors' meetings based on his hourly rate. Each non-employee director also receives an annual stock option grant as provided in the Company's 2002 Outside Directors' Stock Option Plan. See the description of the Plan and the proposed amendments thereto under Proposal No. 3.

                             EXECUTIVE COMPENSATION

                      REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors is currently composed of two non-employee directors, Ms. Debra E. Tibey and Mr. William H. Lomicka. The Compensation Committee is responsible for the establishment and oversight of the Company's Executive Compensation Program. This program is designed to meet the objectives of attracting, retaining and motivating executive employees and providing a balance of short term and long term incentives that can recognize individual contributions from an executive and the overall operating and financial results of the Company. The Compensation Committee intends to review Executive Compensation on a regular basis and to compare the competitiveness of the Company's executive compensation and corporate performance with other corporations comparable to the Company. The Compensation Committee believes that the significant equity interest in the Company held by the Company's management aligns the interests of the stockholders and management. Through the programs adopted by the Company a significant portion of Executive Compensation is linked to individual and corporate performance and stock price appreciation.

The basic elements of the Company's Executive Compensation Program consist primarily of base salary, potential for annual cash bonus opportunities and stock options. The Compensation Committee believes that incentives play an important role in motivating executive performance and attempts to reward achievement of both short and long term goals. However, the emphasis on using stock options as a long term incentive is intended to insure a proper balance in the achievement of long term business objectives which ties a significant portion of the executive's compensation to factors which impact on the performance of the Company's stock.

Compensation opportunities must be adequate to enable the Company to compete effectively in the labor market for qualified executives. The elements of the Executive Compensation Program are designed to meet these demands, and at the same time encourage increases in shareholder value.

                                  BASE SALARIES

Base salaries for executives are initially determined by evaluating the duties and responsibilities of the position to be held by the individual, the experience of the executive and the competitive marketplace for executive talent. The Company has entered into Employment Agreements that establish salaries for certain executive officers. Salaries for executives and other employees are reviewed periodically and may be set at higher levels if the Company concludes that is appropriate in light of that particular individual's responsibilities, experience and performance.

                               ANNUAL CASH BONUSES

The Company's executives and other employees are eligible to receive annual cash awards or bonuses at the discretion of the Compensation Committee with the approval of the Board of Directors. In determining whether such discretionary awards should be made, the Compensation Committee considers corporate performance measured by financial and operating results including income, return on assets and management of expenses and costs.



                      CHIEF EXECUTIVE OFFICER COMPENSATION

Mr. David B. Pomeroy, II served as Chairman of the Board and Chief Executive Officer throughout fiscal 2003. Mr. David B. Pomeroy's compensation, which includes an annual salary, bonuses and stock options, was determined in accordance with the terms of the Twelfth Amendment to his Employment Agreement. The Twelfth Amendment, which established the performance criteria for fiscal 2003, was adopted by the Compensation Committee in January 2003. The Thirteenth

Amendment to Mr. David B. Pomeroy's Employment agreement, which established the performance criteria for fiscal 2004, was adopted by the Compensation Committee in February 2004. The terms of Mr. David B. Pomeroy's Employment Agreement and any amendments thereto are based on the factors described above including a review of the compensation paid to executives of comparable companies.

                     Submitted by the Compensation Committee

                      Debra E. Tibey and William H. Lomicka


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2003, the Compensation Committee consisted of two non-employee Directors, Debra E. Tibey, and William H. Lomicka.

The Company's principal executive offices, distribution facility and national training center comprised of approximately 36,000, 161,000 and 22,000 square feet of space, respectively, are located in Hebron, Kentucky. These facilities are leased from Pomeroy Investments, LLC ("Pomeroy Investments"), a Kentucky limited liability company controlled by David B. Pomeroy, II, Chief Executive Officer of the Company, under a ten year triple-net lease agreement which expires in July 2010. The lease agreement provides for 2 five-year renewal options. In addition, the Company pays for the business use of other real estate that is owned by Pomeroy Investments.

Mr. James H. Smith, a director of the Company, is a stockholder in the law firm of Lindhorst & Dreidame Co., L.P.A. Lindhorst & Dreidame Co. serves as general counsel to the Company. The legal services provided to the Company by Lindhorst & Dreidame Co. constituted less than 5% of the firm's business in 2003.

Mr. Vincent D. Rinaldi, a director of the Company, is the President of Information Leasing Corporation ("ILC"). On April 16, 2002, the Company closed the sale of a majority of the assets of its wholly owned subsidiary - Technology Integration Financial Services, Inc. to ILC. In connection with this sale, the Company signed an exclusive seven-year vendor agreement whereby the Company is appointed as an agent for remarketing and reselling of the leases equipment sold. The Company will be paid a commission on future lease transactions referred to and accepted by ILC and will act as the remarketing and reselling agent for such future leased equipment.




                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table is a summary for the fiscal years 2003, 2002 and 2001 of certain information concerning the compensation paid or accrued by the Company to the Chief Executive Officer, the other two executive officers of the Company as of the end of its most recent fiscal year (collectively, the "Named Executive Officers") and three additional employees.

                              SUMMARY COMPENSATION TABLE

                                                                          LONG TERM
                                      ANNUAL COMPENSATION               COMPENSATION
                          -------------------------------------------  --------------
NAME  AND  PRINCIPAL                                    OTHER ANNUAL   STOCK OPTIONS
POSITION                  YEAR  SALARY (1)    BONUS     COMPENSATION       # (2)
------------------------  ----  -----------  --------  --------------  --------------
David B. Pomeroy          2003  $   528,750            $   20,300 (3)         50,000
Chief Executive Officer   2002  $   495,000         -              -          50,000
                          2001  $   495,000  $ 41,250              -         125,000

Stephen E. Pomeroy        2003  $   450,000  $500,000  $    2,460 (4)        150,000
President and Chief       2002  $   450,000         -              -          79,999
Operating Officer         2001  $   356,539  $ 25,000              -         100,000

Michael  E. Rohrkemper    2003  $   200,000  $ 15,000  $    8,100 (5)         15,000
Chief Financial Officer,  2002  $   188,942  $ 30,000  $    8,100 (5)         15,000
Secretary, and Treasurer  2001  $   100,962  $ 25,775              -           7,500

Colin R. Braithwaite      2003  $   104,385  $ 14,427  $  240,041 (6)         20,000
Sales Representative      2002  $   101,154  $ 25,432  $  178,580 (6)              -

Jack Wallin               2003  $   161,538  $127,500  $   42,950 (7)         10,000
Sales Representative

Albert C. Kuhlo           2002  $        26         -  $  390,759 (8)              -
Sales  Representative

(1) Includes amounts deferred at the direction of the executive officer pursuant to the Company's 401(k) Retirement Plan.
(2) Unless otherwise noted, all stock options are awarded based on the fair market value of the Company's Common stock at the time of grant. Represents options granted during fiscal years 2003, 2002, and 2001.
(3)  Includes  taxable  fringe  benefits.
(4)  Includes  phone  and  entertainment  allowance  of  $2,460  in  2003.
(5)  Includes  phone  and  automobile  allowance  of  $8,100  in  2003 and 2002.
(6) Includes phone and automobile allowance of $4,675 in 2003 and commissions of $235,366 and $178,580 earned in 2003 and 2002, respectively.
(7) Includes phone and automobile allowance of $9,950 and commissions of $33,000 earned in 2003.
(8)  Includes  commissions  of  $390,759  earned  in  2002.





                        OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information concerning the grant of options to purchase Common Stock to any of the Named Executive Officers during fiscal year 2003.

                          Individual Grants
                        -------------------------------------------------------------
                                                                                          Potential Realizable Value
                        No. of Shares of  Percent of Total                                    at Assumed Annual
                          Common Stock   Options Granted to  Exercise or                     Rates of Stock Price
                       Underlying Options     Employees      Base Price   Expiration     Appreciation for Option Term
                                                                                      ---------------------------------
Name                        Granted        in Fiscal Year      ($/Sh)        Date             5%               10%
---------------------  ------------------  ---------------  ------------  ----------  ------------------  -------------
David B. Pomeroy, II               50,000            9.30%  $       9.75    01/14/08  $         134,687   $    297,624


Stephen E. Pomeroy                 50,000            9.30%  $       9.75    01/14/08  $         134,687   $    297,624
                                  100,000           18.61%  $      14.56    11/03/08  $         402,266   $    888,903

Michael E. Rohrkemper              15,000            2.79%  $       7.13    03/01/08  $          29,548   $     65,294



         AGGREGATE STOCK OPTION EXERCISES IN YEAR ENDED JANUARY 5, 2004

                        AND YEAR END STOCK OPTION VALUES

The following table sets forth information concerning aggregated option exercises in fiscal year 2003 and the number and value of unexercised options held by each of the Named Executive Officers at January 5, 2004.

                                                          No. of Securities
                                                       Underlying Unexercised     Value of Unexercised
                                                             Options at          In-the-Money Options at
                                                           January 5, 2004           January 5, 2004
                           Shares                                (#)                       ($)
                                                       -----------------------  -------------------------
                          Acquired          Value           Exercisable/              Exercisable/
Name                   on Exercise (#)  Realized ($)        Unexercisable             Unexercisable
---------------------  ---------------  -------------  -----------------------  -------------------------
David B. Pomeroy, II                 -  $           -               462,500/ 0  $             814,406/ $0

Stephen E. Pomeroy                   -  $           -               476,624/ 0  $           1,116,861/ $0

Michael E. Rohrkemper                -  $           -            15,000/27,500  $          6,475/$121,200


       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following tables summarizes as of January 5, 2004 information regarding our equity compensation plans.

Plan category                            Number of           Weighted-average           Number of
                                    securities to be       exercise price of     securities remaining
                                       issued upon        outstanding options,   available for future
                                       exercise of        warrants and rights       issuance under
                                  outstanding options,                                  equity
                                  warrants and rights                                 compensation
                                                                                    plans(excluding
                                                                                 securities reflected
                                                                                    in column (a))
                                           (a)                    (b)                    (c )
                                  ---------------------  ----------------------  ---------------------
Equity compensation plans
approved by security holders                  2,067,518  $                13.41              1,333,229
--------------------------------  ---------------------  ----------------------  ---------------------
Equity compensation plans
not approved by security holders                      -                       -                      -
--------------------------------  ---------------------  ----------------------  ---------------------
Total                                         2,067,518  $                13.41              1,333,229
--------------------------------  =====================  ======================  =====================

                         Submitted by Board of Directors


                              EMPLOYMENT AGREEMENTS

Mr. David B. Pomeroy, II, the Chairman of the Board and Chief Executive Officer of the Company, has an employment agreement with the Company for a term of three years, which is extended on a daily basis resulting in a perpetual three year term.

Effective  January  6,  2004,  Mr.  David  B.  Pomeroy entered into a Thirteenth
Amendment to the Employment Agreement with the Company (the "Thirteenth Amendment"). Mr. David B. Pomeroy's compensation under the Thirteenth Amendment shall include a base salary of $475,000 for fiscal 2004 and each subsequent fiscal year unless modified by the Compensation Committee. Under the Thirteenth Amendment, Mr. David B. Pomeroy shall also be entitled to a deferred cash bonus of up to a maximum of $600,000 in fiscal 2004 based upon the Company's attainment of certain gross sales thresholds and stated net profit before taxes margins on such gross sales. Any such cash bonus shall be deferred for a period of five (5) years and payable to Mr. Pomeroy on the fifth (5th) annual anniversary of the date a determination is made that such bonus monies are due and owing to Mr. David B. Pomeroy pursuant to the terms and conditions of the Thirteenth Amendment. The Thirteenth Amendment also provides that effective February 18, 2004, Mr. Pomeroy shall be awarded the option to acquire 100,000 shares of the common stock of the Company at the fair market value of such shares on February 18, 2004.

In addition, the Company pays Mr. David B. Pomeroy (or to a legal entity controlled by him) $7,916.67 per month during the term of the Agreement, for the business use of real estate in Arizona owned by a legal entity controlled by Mr. David B. Pomeroy. In the event of a change of control (as defined in the Agreement), the Company is required to provide Mr. David B. Pomeroy with 100 hours of flight time on a private air carrier for business use per year for the term of the agreement. Currently, the cost of one hour of flight time ranges from $1,400 to $2,300 depending on various factors.

Mr. David B. Pomeroy also has a supplemental executive compensation agreement which provides supplemental income up to $50,000 per year, subject to a seven year vesting schedule, for a period of ten years commencing on the earliest to occur of the following events: (i) death, (ii) disability, (iii) retirement, or
(iv) the expiration of seven years from the effective date of the agreement which was January 6, 1995. The supplemental compensation vests over the initial seven-year period according to the schedule set forth in the supplemental executive compensation agreement. Mr. David B. Pomeroy was entitled to 100% vesting in the event of his death or disability prior to the end of the seven-year period and the vested amount in the event of his retirement prior to the end of the seven-year vesting period. All payments shall be paid out according to the ten-year payment plan. Mr. David B. Pomeroy has voluntarily and expressly waived his right to any and all deferred compensation, which had accrued, yet had not been paid, under the supplement executive compensation agreement as of January 5, 2004.

Mr. Stephen E. Pomeroy's employment agreement with the Company has a term of five years, which is extended on a daily basis resulting in a perpetual five-year term. Effective November 3, 2003, Mr. Stephen E. Pomeroy entered into an Amended and Restated Employment Agreement with the Company (the "Amended and Restated Agreement"). Under the Amended and Restated Agreement with the
Company, Mr. Stephen E. Pomeroy received a base salary of $450,000 for the remainder of fiscal 2003 and his base salary increased to $495,000 for fiscal 2004 and will increase to $544,000 in fiscal 2005, which base salary shall remain in effect for each subsequent year of the Employment Agreement unless modified by the Compensation Committee of the Company. Pursuant to the Fourth Amendment to Employment Agreement, which was entered into by and between Mr. Stephen E. Pomeroy and the Company on January 6, 2003, Mr. Stephen E. Pomeroy was eligible to earn an annual bonus up to $500,000 and 150,000 non-qualified stock options upon the Company meeting certain predetermined goals in fiscal 2003. The Amended and Restated Agreement, amended the criteria for such annual bonuses so that Mr. Stephen E. Pomeroy's eligibility for up to $500,000 and 150,000 non-qualified stock options was based upon the Company meeting certain predetermined operating income goals in fiscal 2003. The Amended and Restated Agreement also provided that effective November 3, 2003, Mr. Stephen E. Pomeroy be awarded a non-qualified option to acquire one hundred thousand (100,000) shares of the common stock of the Company at the fair market value of such shares on November 3, 2003, and that he be paid a one time lump sum signing bonus of $500,000 upon his execution of the Amended and Restated Agreement as further inducement for Mr. Stephen E. Pomeroy to enter into a new five (5) year agreement. Thereafter, on January 6, 2004, the Company and Mr. Stephen E. Pomeroy entered into a First Amendment to Amended and Restated Employment Agreement, which affirms and ratifies the terms and conditions of the Amendment and Restated Agreement, except for the provisions concerning Mr. Stephen E. Pomeroy's eligibility to earn an annual bonus. The First Amendment to Amended and Restated Employment Agreement makes Mr. Stephen E. Pomeroy eligible to earn an annual bonus up to $800,000 and 125,000 non-qualified stock options based upon the Company meeting certain predetermined goals in fiscal 2004.

Effective March 5, 2003, the Company and Mr. Michael E. Rohrkemper entered into a Second Amendment to Employment Agreement ("Second Amendment") under which Mr. Michael E. Rohrkemper receives a base annual salary of $200,000, which base salary shall remain in effect unless or until modified in writing by the parties. In addition, the Second Amendment set forth certain quarterly and year-end bonuses that Mr. Michael E. Rohrkemper was eligible to earn in fiscal 2003 based upon the Company's performance and attainment of certain pre-determined criteria under the Second Amendment. Mr. Rohrkemper shall remain eligible for substantially similar quarterly and year-end bonuses in fiscal 2004 based upon the Company's performance and attainment of certain pre-determined criteria agreed upon by the parties.




                                PERFORMANCE GRAPH

The following Performance Graph compares the percentage of the cumulative total stockholder return on the Company's Common shares with the cumulative total return assuming reinvestment of dividends of (i) the S&P 500 Stock Index and
(ii)  the  NASDAQ  Composite  Index.

                               [GRAPHIC  OMITED]



             01/05/99  01/05/00  01/05/01  01/05/02  01/05/03  01/05/04
             --------  --------  --------  --------  --------  --------
Pomeroy           100     57.80     68.00     63.50     54.90     67.00
-----------  --------  --------  --------  --------  --------  --------
S&P 500           100    112.64    104.30     94.19     72.99     90.15
-----------  --------  --------  --------  --------  --------  --------
NASDAQ COMP       100    172.20    106.90     91.50     61.60     90.90
-----------  --------  --------  --------  --------  --------  --------



  PROPOSAL 2 - TO APPROVE THE AMENDMENT TO THE 1998 EMPLOYEE STOCK PURCHASE PLAN
            TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE PLAN

                                   BACKGROUND

In June 1999, the Board of Directors of the Company adopted, and the stockholders approved the Company's 1998 Employee Stock Purchase Plan (the "1998 Plan"). The 1998 Plan is intended to meet the requirements of Section 423 of the Internal Revenue Code of 1986, as amended. On June 13, 2001, the stockholders of the Company approved an amendment to increase the number of shares reserved under the 1998 Plan from 100,000 to 200,000 shares.

The 1998 Plan provides substantially all employees of the Company with an opportunity to purchase through payroll deductions up to 2,000 shares of common stock of the Company with a maximum market value of $25,000. The purchase price per share is the lower of 85% of the closing market price of the Company's common stock in the first trading date of an offering period (grant date), or 85% of the closing market price of the Company's common stock in the last trading date of an offering period (exercise date).

                REASONS FOR AND DESCRIPTION OF PROPOSED AMENDMENT

As of January 5, 2004, 186,091 shares of the Company's common stock had been issued pursuant to rights granted under the 1998 Plan and 13,909 shares of common stock remained available for future issuance under the 1998 Plan. On April 29, 2004, the Board of Directors approved an amendment to the 1998 Plan, subject to stockholder approval, to increase the number of shares of common stock reserved for issuance under the 1998 Plan from 200,000 to 600,000 shares. The Board believes it is advisable and in the best interests of the Company to encourage stock ownership by employees and to continue to provide the Company's eligible employees with opportunities to purchase shares of the Company's common stock on the terms available under the 1998 Plan.

                   DESCRIPTION OF EMPLOYEE STOCK PURCHASE PLAN

The following summary of the 1998 Plan is qualified in its entirety by the specific language of the 1998 Plan, a copy of which was filed as an Exhibit to the Company's definitive proxy statement filed May 7, 1999.

Purpose. The purpose of the 1998 Plan is to provide eligible employees of the Company the ability to purchase common stock from the Company at a discount from the market price, and to provide an additional means of attracting and retaining competent personnel.

Administration. The Board supervises and administers the 1998 Plan and has full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the 1998 Plan to construe and interpret the 1998 Plan, and to make all other determinations necessary or advisable for the administration of the 1998 Plan.

Eligibility. Employees of the Company and its subsidiaries, whose customary employment is (1) for more than 20 hours per week, and (2) for more than five months in a calendar year, are eligible to participate in the 1998 Plan. However, an employee who owns 5% or more of the total shares of the Company's common stock issued and outstanding, including as common stock any options held to acquire common stock, may not participate.

Terms. The 1998 Plan is implemented by a series of offering periods of six (6) months duration, with new offering periods commencing on or about January 1 and July 1 of each year (or at such other time or times as may be determined by the Board of Directors). The option price per share of the shares offered shall be the lower of: (i) 85% of the fair market value of a share of the common stock of the Company at the beginning of an offering period; or (ii) 85% of the fair market value of a share of the common stock of the Company at the end of an offering period. The fair market value of the Company's common stock on a given date shall be determined by the Board in its discretion based on the closing price of the common stock for such date (or, in the event that the common stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the common stock as reported by Nasdaq or, in the event the common stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the common stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal.

Stock Subject to Plan. Under the 1998 Plan as amended, there will be 600,000 shares of the Company's common stock reserved for issuance.

Term and Termination. Directors of the Company may at any time terminate or amend the 1998 Plan. The 1998 Plan will terminate twenty years from the effective date unless sooner terminated.

Adjustments Upon Changes in Capitalization; Corporate Transactions. Subject to any required action by the stockholders of the Company, the number of shares of common stock covered by each option under the 1998 Plan which has not yet been exercised and the number of shares of common stock which have been authorized for issuance under the 1998 Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of common stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an option.

In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the 1998 Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the offering period then in progress by setting a new exercise date. If the Board shortens the offering period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each employee participant in writing, at least ten (10) days prior to the new exercise date, that the exercise date for his or her option has been changed to the new exercise date and that his or her option will be exercised automatically on the new exercise date, unless prior to such date he or she has withdrawn from the offering period as provided in Section 10 of the 1998 Plan. For purposes of this paragraph, an option granted under the 1998 Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of common stock for each share of common stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of common stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the employee participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock and the sale of assets or merger.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of common stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding common stock, and in the event of the Company being consolidated with or merged into any other corporation.

    FEDERAL INCOME TAX CONSEQUENCES RELATING TO 2002 AMENDED AND RESTATED STOCK
                                 INCENTIVE PLAN

The following summarizes the U.S. federal income tax consequences to the Company and the employee participants under the 1998 Plan, which are subject to change.

Options granted under the 1998 Plan will be qualified options within the meaning of the Internal Revenue Code of 1986, as amended. An employee realizes no income upon the grant of a qualified option. An employee who holds his or her shares for two years after the grant of the option and for one year after he or she receives the shares upon its exercise generally will not incur any federal income tax liability upon receipt of the shares pursuant to the exercise. However, the spread between the exercise price and the fair market value of the shares at the time of exercise will be included in alternative minimum taxable income for the year of exercise. After satisfying such holding periods, upon a disposition of the shares at a price greater than the option exercise price, the employee will realize taxable long-term capital gain.

The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of a qualified option; however, if the employee does not comply with the holding periods, he or she will realize ordinary income in the year of sale equal to the difference between the exercise price and the value of the underlying shares on the date of exercise (or the sale price if lower where the sale is to an unrelated party). Where the sale price is lower than the fair market value of the shares on the date of exercise and the sale is to an unrelated party, and the exercise and sale occur within the same taxable year, the amount included in alternative minimum taxable income will be the amount of the sale price. In such a case, the Company would be entitled to a deduction in an amount equal to the ordinary income realized by the employee. In the event of any disposition of shares which meets the holding period requirements, there shall be included as compensation (rather than capital gain) in gross income, for the taxable year in which falls the date of such disposition an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the amount paid for the shares under the option, or (ii) the excess of the fair market value of the shares at the time the option was granted over the option price.

        APPROVAL BY STOCKHOLDERS - VOTE REQUIRED AND BOARD RECOMMENDATION

At the Annual Meeting, the stockholders will be asked to approve the Amendment to the 1998 Plan. The resolution that will be introduced at the Annual Meeting is as follows:

RESOLVED, that the first sentence of Section 12 (a) of the 1998 Employee Stock Purchase Plan be, and it is hereby, amended to read as follows:

"The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 600,000 shares subject to adjustment upon changes in capitalization of the Company as provided in Section 18."

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy is required to approve the amendment to the 1998 Plan. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been approved. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

PROPOSAL 3 - TO APPROVE THE AMENDMENTS TO THE COMPANY'S 2002 OUTSIDE DIRECTORS'
                                STOCK OPTION PLAN

                                   BACKGROUND

In March 2002, the Board of Directors of the Company adopted the 2002 Outside Directors' Plan (the "Original Directors' Plan"), which was approved by the stockholders on June 13, 2002. As of March 30, 2004, there were 40,000 shares subject to outstanding options under the Original Directors' Plan and 31,356 shares available for granting additional options. Also as of that date, there were outstanding options for 35,000 shares under the 1992 Outside Directors Stock Option Plan. To the extent that any of the options outstanding under the 1992 Outside Directors Plan are canceled or expire, the number of shares reserved for issuance under the Original Directors Plan is automatically increased by the number of shares subject to such canceled or expired options.

               REASONS FOR AND DESCRIPTION OF PROPOSED AMENDMENTS

On March 11, 2004, the Board of Directors approved the Amended and Restated 2002 Outside Directors' Plan (the "Amended Directors' Plan"), subject to stockholder approval. The primary purposes of the amendments are to (1) increase the number of shares of common stock reserved for issuance under the Original Directors' Plan from 106,356 to 281,356 shares, and (2) amend the terms and conditions of future options awarded to outside Directors. The Board believes it is advisable and in the best interests of the Company to continue to encourage stock ownership by its outside directors. The Board believes that the proposed changes are desirable to better enable the Company to attract and retain the best available individuals to serve as outside directors of the Company.

DESCRIPTION OF STOCK PLAN, AS AMENDED AND RESTATED, SUBJECT TO STOCKHOLDER APPROVAL

The following summary of the Amended Directors' Plan is qualified in its entirety by the specific language of the Amended Directors' Plan, a copy of which is attached to this proxy statement as Exhibit A.

Purpose. The Board of Directors of the Company believes that the Company's long-term success is dependent upon its ability to attract and retain highly qualified directors who, by virtue of their ability and qualifications, make important contributions to the Company. The Amended Directors' Plan is intended to encourage outside directors of the Company to acquire and increase their ownership of common stock of the Company on reasonable terms and aid in attracting and retaining such individuals. The Board further believes that stock options motivate high levels of performance and provide an effective means of recognizing contributions to the success of the Company.

Administration. The Plan will be administered by the Board or a committee of the Board appointed (hereafter referred to as the "Administrator"), in accordance with the provisions of the Plan. The Administrator is authorized to determine the fair market value of the shares subject to Options, approve the form of award agreement, and determine certain procedures and conditions, not inconsistent with the terms of the Plan, of any Option.

Stock Subject to Plan. The maximum number of Shares subject to the Amended Directors' Plan is 281,356. The number of Shares reserved for issuance as of the effective date of the Amended Plan is 246,356, which includes 27,500 shares that were subject to outstanding options under the 1992 Directors' Plan as of its termination date, that had been canceled or that expired unexercised as of March 30, 2004. The Amended Directors' Plan provides that, subject to the maximum number of shares reserved, the number of Shares reserved under the Plan will automatically increase by the number of shares of common stock subject to those options that were still outstanding under the 1992 Plan as of March 30, 2004 that are subsequently either canceled or expire unexercised.

Eligibility. Options are granted only to outside (non-employee) directors of the Company. As of June 10, 2004, the Company will have six outside directors.

Plan Benefits. Under the Amended Directors' Plan, an option is granted automatically, on an annual basis to each outside director as follows: (1) an Option for 10,000 shares of the Company's common stock on the first day of the initial term of the outside director, and (2) an Option for 5,000 shares on the first day of each consecutive year of service on the Board. All Options must be evidenced by a written award agreement.

The exercise price of each Option is the fair market value of the Company's common stock on the date the Option is granted. All Options are fully vested as of the date of grant and must be exercised within two years of the date of grant, subject to earlier termination in the event of termination of the Director's service on the Board. An Option may be exercised within three months of the termination of service of a Director (but not beyond the term of the Option), except in the case of the death of a Director, the Option may be exercised by the deceased Director's legatee, personal representative or distribute within one year of the date of death (but not beyond the term of the Option).

The exercise price per share for the Options granted under the Amended Directors' Plan will be the fair market value of a share of Company common stock on the date the Option is granted. The exercise price is payable in cash, or at the discretion of the Administrator, in whole or in part by check, promissory note or in shares of common stock valued at their fair market value at the date of exercise. The cash proceeds from the exercise of Options constitute general funds of the Company and may be used by it for any purpose.

Term  of  Plan.  The term of the plan is for ten years ending on March 26, 2012.

Adjustments upon Change in Capitalization or Merger. In the event the Company's common stock changes by reason of any stock split, reverse split, stock dividend, combination, reclassification or similar change in the Company's capital structure effected without consideration, appropriate adjustments shall be made to the number of shares of stock subject to the Amended Directors' Plan, the number of shares subject to any outstanding awards and the exercise price for shares subject to outstanding awards. In the event of a liquidation or dissolution, any unexercised awards will terminate. In the event of a merger or consolidation of the Company, if the outstanding awards are not assumed or replaced with an equivalent substitute, the right to exercise such awards will be accelerated to permit exercise prior to the merger or consolidation.

Amendments and Termination. The Board may amend, alter, suspend or discontinue the Amended Directors' Plan at any time and for any reason. A termination of the Plan shall not affect Options already outstanding. In addition, the Company shall obtain stockholder approval for any amendment to the Amended Directors' Plan to the extent necessary and desirable to comply with applicable laws. No amendment, suspension or termination of the Amended Directors' Plan may materially impair the rights under awards previously granted without the consent of the Optionee.

The Administrator may amend the terms of existing Options granted under the Amended Directors' Plan provided that no amendment may, without stockholder approval, reduce the exercise price of outstanding options or cancel or amend outstanding options for the purpose of repricing, replacing or regranting such options with an exercise price that is less than the exercise price of the original Options.

Federal Income Tax Consequences Relating to 2002 Outside Directors' Stock Plan, as Amended and Restated

The U.S. federal income tax consequences to the Company and the Optionees under the Amended Directors' Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Amended Directors' Plan.

Generally, the grant of a nonqualified stock option will not result in income for the participant or in a deduction for the Company. The exercise of a nonqualified stock option would result in ordinary income for the participant and a deduction for the Company measured by the difference between the exercise price and the fair market value of the shares received at the time of exercise.

VOTE  REQUIRED  AND  BOARD  RECOMMENDATION

At the Annual Meeting, the stockholders will be asked to approve the Amended and Restated Outside Directors' Stock Option Plan. The resolution that will be introduced at the Annual Meeting is as follows:

RESOLVED, that the 2002 Amended and Restated Outside Directors Stock Option Plan be, and it is hereby, authorized, adopted and approved by the stockholders of this Corporation.

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy is required to approve the amendments to the Amended Directors' Plan. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been approved. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.




        PROPOSAL 4 - TO APPROVE THE COMPANY'S 2002 AMENDED AND RESTATED
                              STOCK INCENTIVE PLAN

                                   BACKGROUND

The Pomeroy IT Solutions, Inc. 2002 Amended and Restated Stock Incentive Plan (the "Amended Plan") was originally adopted as the "2002 Non-Qualified and Incentive Stock Option Plan" (hereinafter the "Original Plan") and approved by the stockholders of the Company on June 13, 2002. The Original Plan provided for the granting of stock options to employees and consultants of the Company. The Amended Plan adds two types of awards that can be made to employees and consultants, specifically restrictive stock awards and stock appreciation rights. In addition, the Amended Plan increases the total number of shares reserved under the Plan but also limits the number of shares that may be awarded as restricted stock awards.

               REASONS FOR AND DESCRIPTION OF PROPOSED AMENDMENTS

The Company has historically used stock options to acquire shares of the Company's common stock as a part of its compensation for its employees and, to a lesser extent, its consultants. The Original Plan provided for the granting of stock options only. The Amended Plan will provide for greater flexibility in using equity-based compensation to attract and retain employees and provide incentive for employees to use their best efforts on the Company's behalf. The number of shares reserved for issuance under the Amended Plan is proposed to be increased in order to have sufficient shares available for this purpose.

The principal changes to the Amended Plan are as follows:

     o The addition of restricted stock and stock appreciation rights ("SARs") as types of awards that may be granted under the Plan;
     o Increase the number of shares of common stock of the Company reserved for issuance under the Amended Plan by 1,000,000 shares;
     o Limit the number of shares that may be awarded as shares of restricted stock to 600,000 shares;
     o Authorize the Administrator of the Amended Plan to grant new awards as a substitute for prior awards under the Amended Plan or under other compensation plans of the Company (including plans and arrangements of an employer acquired by the Company) provided that the new award does not result in a repricing of outstanding options; and
     o Authorize the Administrator of the Amended Plan to amend the terms of any Award prospectively or retroactively as long as the amendment does not (i) materially impair the rights of a Participant without the Participant's consent or (ii) reduce the exercise price of outstanding options or SARs or cancel or amend outstanding options or SARs for the purpose of repricing, replacing or regranting such options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

The Company is considering the issuance of some of the shares reserved for Restricted Stock in connection with a retirement benefit for executive officers. It is anticipated that some of the shares of Restricted Stock may be issued in exchange for outstanding stock options under this Plan or the Company's previous stock option plan. If such an exchange is approved, the terms of the exchange will comply with the limitations in the Amended Plan to the effect that no such exchange will, without stockholder approval, reduce the exercise price of outstanding options or cancel or amend an outstanding option for the purpose of repricing, replacing or regranting such option with an exercise price that is less than the exercise price of the original option. The Company is considering such action because it believes it would provide a more defined retirement benefit and would reduce the number of shares subject to outstanding options, thus making more shares available for stock options without further dilution.

DESCRIPTION OF 2002 AMENDED AND RESTATED STOCK INCENTIVE PLAN, SUBJECT TO STOCKHOLDER APPROVAL

The following summary of the Amended Plan is qualified in its entirety by the specific language of the Amended Plan, a copy of which is attached to this proxy statement as Exhibit B.

Purpose. The purposes of the Amended Plan are to (i) encourage employees and consultants of the Company to acquire or increase their ownership of common stock of the Company on reasonable terms, (ii) foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company, and aid in retaining individuals who put forth such efforts, and
(iii)  assist  in  attracting  the  best  available  individuals to the Company.

Stock Subject to Plan. The maximum number of Shares subject to the Amended Plan is 4,410,905. The number of Shares reserved for issuance as of the effective date of the Amended Plan is 3,237,521, which includes 765,834 shares that were subject to outstanding options under the 1992 Plan as of its termination date, that had been canceled or that expired unexercised as of March 31, 2004. The Amended Plan provides that, subject to the maximum number of shares reserved, the number of Shares reserved under the Plan will automatically increase by the number of shares of common stock subject to those options that were still outstanding under the 1992 Plan as of March 31, 2004 that are subsequently either canceled or expire unexercised.

Administration. The Plan will be administered by the Board or a committee of the Board appointed (hereafter referred to as the "Administrator"), in accordance with the provisions of the Plan. The Administrator is authorized to select the participants to whom Awards are granted, determine the number of Shares to be covered by each Award, approve the form of award agreement, and determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award.

Eligibility. Awards may be granted to employees (including officers) and consultants of the Company, as determined by the Administrator. As of March 31, 2004, the Company had approximately 1,300 employees and no consultants. The number of consultants varies from time to time as the needs of the Company dictate. Incentive stock options may be granted only to employees of the Company or its subsidiaries.

Term of Plan. The term of the plan is for ten years ending on June 13, 2012.

Awards. Awards may be incentive stock options, nonstatutory stock options, restricted stock or SARs, as determined by the Administrator. SARs may be either freestanding or related to a specific option granted under the Amended Plan; however, freestanding SARs shall not have an exercise price less than the fair market value of the Company's common stock on the date of grant or a term greater than ten years. The Administrator also has the authority to (1) grant substitute awards in exchange for previously granted awards under the Amended Plan, (2) grant awards as an alternative to grants or rights earned under other compensation plans or arrangements of the Company including, without limitation, options granted under the 1992 Plan, (3) provide for the lapse of, or accelerate, a term, condition or restriction pertaining to an award of Restricted Stock, and (4) amend the terms of existing awards provided that no amendment may, without stockholder approval, reduce the exercise price of outstanding options or SARs or cancel or amend outstanding options or SARs for the purpose of repricing, replacing or regranting such options or SARs with an exercise price that is less than the exercise price of the original options or

SARs. However, the Administrator shall not grant an award, grant a substitute award or amend an award if such action would reduce the exercise price of an outstanding option under the Amended Plan or any other compensation plan of the Company or would cancel or amend an outstanding option for the purpose of repricing, replacing or regranting such option with an exercise price that is less than the exercise price of the original option without stockholder approval. All awards must be evidenced by a written award agreement.

Terms and Conditions of Awards. The terms and conditions of the Awards may be determined by the Administrator at the time of granting the award subject to the following limitations: (1) the exercise price for all stock options shall be no less than the fair market value of the shares of common stock of the Company as of the date of grant (110% of fair market value for incentive stock options granted to a participant who owns 10% or more of the voting power of all classes of stock of the Company); (2) no incentive stock option may be for a term longer than ten years (five years if the option is granted to a participant who owns 10% or more of the voting power of all classes of stock of the Company); and (3) awards of Restricted Stock must include a period of continued employment of at least three years from the date of grant and if performance goals are included, a performance period of at least twelve months. The means of payment for shares issued upon exercise of an award will be specified in the award agreement. The Amended Plan permits payment by cash, check, promissory note or irrevocable subscription agreement, delivery of other shares, broker assisted sales or retention by the Company of a specified number of shares that are subject to an option that is being exercised that have a fair market value on the date of exercise equal to the number of shares to be exercised under such option.

Adjustments upon Change in Capitalization or Merger. In the event the Company's common stock changes by reason of any stock split, reverse split, stock dividend, combination, reclassification or similar change in the Company's capital structure effected without consideration, appropriate adjustments shall be made to the number of shares of stock subject to the Amended Plan, the number of shares subject to any outstanding awards and the exercise price for shares subject to outstanding awards. In the event of a liquidation or dissolution, any unexercised awards will terminate. In the event of a merger or consolidation of the Company, if the outstanding awards are not assumed or replaced with an equivalent substitute, the right to exercise such awards will be accelerated to permit exercise prior to the merger or consolidation.

Amendments and Termination. The Board may amend, alter, suspend or discontinue the Amended Plan at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the Amended Plan to the extent necessary and desirable to comply with applicable laws. No amendment, suspension or termination of the Amended Plan may materially impair the rights under awards previously granted without the consent of the participant.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO 2002 AMENDED AND RESTATED STOCK INCENTIVE PLAN

The U.S. federal income tax consequences to the Company and the participants under the Amended Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Amended Plan. Participants in the Amended Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the general rules described below will apply.

As described above, different types of awards may be granted under the Amended Plan. The tax consequences related to each type of award is discussed separately.

Options. Neither the granting nor the exercise of an incentive stock option will result in income for federal income tax purposes for the participant or in a deduction for the Company. Any gain realized on the sale of shares exercised under an incentive stock option is considered long-term capital gain to the participant for federal income tax purposes if the stock has been held for at least one year after it was acquired on exercise of the option and at least two years have expired since the grant of the option. If the shares are sold or disposed of within one year after exercise or within two years after the date of grant, then the spread between the fair market value at the date of exercise and the exercise price is treated, subject to certain limitations, as "ordinary" income, and any appreciation between the date of exercise and the date of sale is considered as long or short-term capital gain to the participant depending on whether the stock was held longer than one year. In such event, the amount of ordinary income received by a participant generally is treated as a tax deductible expense to the Company.

Generally, the grant of a nonqualified stock option will not result in income for the participant or in a deduction for the Company. The exercise of a nonqualified stock option would result in ordinary income for the participant and a deduction for the Company measured by the difference between the exercise price and the fair market value of the shares received at the time of exercise.

Restricted Stock. Since all Restricted Stock Awards require a vesting period, the granting of Restricted Stock will not result in taxable income to the participant unless the participant elects to recognize as income at the time of grant the difference between the fair market value and the amount, if any, paid by the recipient in exchange for the stock. If no such election is made, then as shares of the Restricted Stock vest, the participant will recognize ordinary income for the difference between the fair market value and the amount, if any, paid by the participant in exchange for the stock. The participant's basis for determination of gain or loss upon the subsequent disposition of Restricted Stock will be the amount paid by the participant for such shares of Restricted
Stock plus the amount of ordinary income recognized by the participant. Upon disposition of any Restricted Stock, the difference between the sale price and the participant's basis in the Restricted Stock will be treated as capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the participant recognized ordinary income with respect to such Restricted Stock. In the year that the participant recognizes ordinary taxable income in respect of an award of Restricted Stock, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

Stock Appreciation Rights. A participant may receive either a freestanding SAR or a SAR that is related to an option granted under the Amended Plan. Generally, the recipient of a freestanding SAR will not recognize any taxable income at the time of grant. If a participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the participant at the time received and will also be deductible by the Company. If a participant receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price will be taxed as ordinary income to the participant at the time it is received.

In general, there will be no income tax deduction allowed on the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

PLAN  BENEFITS

The future benefits of the Plan are subject to the discretion of the Administrator of the Plan. Therefore, it is not possible to determine the benefits that will be received under the Plan by executive officers and other employees in the future. The table below shows the benefits that were awarded under the Plan in fiscal 2003 to: (1) all executive officers as a group; (2) all other employees of the Company; and (3) consultants of the Company. The benefits that were awarded under the Plan in fiscal 2003 to each of the executive officers named in the Summary Compensation Table on page 10 are disclosed in the table set forth under the heading "Option Grants in Last Fiscal Year" on page 11. Non-employee directors are not eligible for awards under the Plan. In addition, in fiscal 2003 (prior to the proposed amendments to the Plan), only stock options could be awarded under the Plan.

                                      Number of Shares
                                      Underlying Options
                                      Granted in 2003     Estimated Value*
                                      ----------------    ----------------

All executive officers as a group              215,000    $        685,300

All other employees as a group (not            311,110           2,077,563
    Including executive officers)

Consultants                                         --                  --

Total                                          526,110    $      2,762,863

____________________
* The estimated value of stock options granted in fiscal 2003 under the Original Plan is based on the difference between $14.99, the market value of the Company's common stock on March 30, 2004, and the exercise price of the options, which ranges from $6.49-$14.95.

Since the effective date of the Original Plan, a total of 6,346 incentive stock options and 1,029,976 non-qualified stock options have been granted, of which 6,346 and 388,653, respectively, have been granted to executive officers of the Company as a group.

        APPROVAL BY STOCKHOLDERS - VOTE REQUIRED AND BOARD RECOMMENDATION

At the Annual Meeting, the stockholders will be asked to approve the Amended and Restated Stock Incentive Plan. The resolution that will be introduced at the Annual Meeting is as follows:

RESOLVED, that the 2002 Amended and Restated Stock Incentive Plan be, and it is hereby, authorized, adopted and approved by the stockholders of this Corporation.

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy is required to approve the amendments to the Plan. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been approved. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.




                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. James H. Smith, III, a director of the Company, is a shareholder in the law firm of Lindhorst & Dreidame Co. L.P.A., which serves as general counsel to the Company. See "Compensation Committee Interlocks and Insider Participation".

Mr. David B. Pomeroy, II the Chairman of the Board and Chief Executive Officer of the Company, engaged in certain transactions with the Company in the last fiscal year. See "Compensation Committee Interlocks and Insider Participation" and "Employment Agreements."

Mr. Vincent D. Rinaldi, a director of the Company, is the president of Information Leasing Corporation ("ILC"), a wholly owned subsidiary of Provident Financial Group, Inc. On April 16, 2002, the Company closed the sale of a majority of the assets of Technology Integration Financial Services, Inc. to ILC. See "Compensation Committee Interlocks and Insider Participation".


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company believes that during fiscal 2003 all persons subject to Section 16(a) were in compliance with all Section 16(a) filing requirements.

                          REPORT OF THE AUDIT COMMITTEE

The audit committee is comprised of Mr. James H. Smith, III, Mr. Edward E. Faber and Ms. Debra E. Tibey, all of whom were independent as defined by applicable Nasdaq rules in effect for periods prior to the Annual Meeting of Stockholders. As of the Annual Meeting of Stockholders, Mr. James H. Smith, III will not be independent as "independence" is defined for audit committee members in Nasdaq Rule 4350(d). At the annual meeting of the Board of Directors immediately following the Annual Meeting of Stockholders, the members of the audit committee will be reconstituted to comply with the new rules. The audit committee operates  under  a  written  charter  adopted  by  the  Board  of  Directors.

As described more fully in its charter, the purpose of the audit committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Crowe Chizek and Company LLC, the Company's independent auditor, is responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States of America.

The audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the audit committee certify that the independent auditor is "independent" under applicable rules. The audit committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the audit committee's members in business, financial and accounting matters.

Among other matters, the audit committee monitors the activities and performance of the Company's external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The audit committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The audit committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the audit committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor.

The audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditor and management represented to the audit committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and Section 204 of the Sarbanes-Oxley Act and it implementing SEC rules.

The Company's independent auditor also provided the Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the audit committee discussed with the independent auditor that firm's independence.

Following the audit committee's discussions with management and the independent auditor, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended January 5, 2004.

                        Submitted by the Audit Committee

             James H. Smith, III, Edward E. Faber and Debra E. Tibey

                         INDEPENDENT PUBLIC ACCOUNTANTS

The Company dismissed Grant Thornton LLP as the Company's independent accountants effective October 7, 2003. The reports of Grant Thornton LLP on the Company's consolidated financial statements for the fiscal years ended January 5, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The Audit Committee of the Board of Directors approved the Company's change in independent accountants.

In connection with the Company's audits for its two fiscal year ended January 5, 2003 and 2002 and through October 7, 2003, the Company has had no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP would have caused them to make reference thereto in their report on the consolidated financial statements of the Company for such years. During the Company's two fiscal years and through October 7, 2003, the Company has had no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K. Grant Thornton LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of this letter, dated October 7, 2003, was filed as Exhibit 16.1 to the Company's Form 8-K filed October 7, 2003.

The Company has engaged Crowe Chizek and Company LLC as its new independent accountants effective October 3, 2003. During the Company's two fiscal years ended January 5, 2003 and 2002 and through October 7, 2003, the Company has not consulted with Crowe Chizek and Company LLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Crowe Chizek and Company LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Crowe Chizek and Company LLC, which has served as independent certified public accountants to the Company since October 3, 2003, has been selected by the Company to serve in that capacity in fiscal 2004. Representatives of Crowe Chizek and Company LLC will be present at the Annual Meeting in order to respond to questions and to make any statement such representative deems appropriate.

Representatives of Grant Thornton LLP attended most meetings of the audit committee of the Board up until October 3, 2003. Since October 3, 2003, representatives of Crowe Chizek and Company LLC attend most meetings of the audit committee of the Board. The audit committee reviews audit and non-audit services performed by the Company's independent accountants as well as the fees charged by them for such services. In its review of non-audit service fees, the audit committee considers, among other things, the possible effect of the performance of such services on the auditor's independence.

FEES  PAID  TO  INDEPENDENT  ACCOUNTANTS

The following table shows the fees paid or accrued by the company for the audit and other services provided by the Company's independent accountants for the fiscal years 2003 and 2002:

                    Fiscal 2003   Fiscal 2002
                    ------------  ------------
Audit Fees          $    141,535  $    125,245
Audit-Related Fees        37,423        20,934
Tax Fees                  81,000        95,300
All Other Fees                 -           975
                    ------------  ------------
  Total             $    259,958  $    242,454
                    ============  ============

Audit Fees-Audit fees consist of fees for the audit of our financial statements and the review of interim financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees-Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under "Audit Fees." These services relate to employee benefit audits, due diligence related acquisitions, accounting consultations in connection with acquisitions, consultations related to internal control, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees-Tax fees consist of fees for tax compliance, tax advice and tax planning services.

All Other Fees-All other fees related to professional services rendered in selection of an arbitrator.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor. This policy generally provides that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee with the exception of minor incidentals.




                           PROPOSALS FOR 2005 MEETING

In order to be eligible for inclusion in the Company's proxy statement for the 2005 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company at its principal office, 1020 Petersburg Road, Hebron, Kentucky 41048, by January 6, 2005.

Stockholders who intend to have a present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to our Secretary at the aforementioned address not later than March 15, 2005.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares that they represent as our Board may recommend.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

By Order of the Board of Directors


/s/  Michael E. Rohrkemper
--------------------------------
Michael E. Rohrkemper, Secretary

May 4, 2004
-----------
Date

                                                                       EXHIBIT A

                  2002 AMENDED AND RESTATED OUTSIDE DIRECTORS'
                              STOCK OPTION PLAN OF
                           POMEROY IT SOLUTIONS, INC.


     1.     PURPOSE  OF  THE  PLAN.  This  2002  Amended  and  Restated  Outside
Directors' Stock Option Plan of Pomeroy IT Solutions, Inc. is intended to encourage directors of the Company who are not officers or employees of the Company or any of its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company to serve as directors in the future.

     2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

          2.1 "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          2.2     "Award"  means  an  Option.

          2.3 "Award Agreement" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Director and which sets forth the terms and conditions of an Option as provided under the Plan.

          2.4 "Board" means the Board of Directors of Pomeroy Computer Resources, Inc.

          2.5 "Common Stock" means shares of the Company's common stock, par value .01 per share.

          2.6 "Code" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

          2.7 "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

          2.8     "Company"  means  Pomeroy  Computer  Resources,  Inc.

          2.9 "Directors" means directors who serve on the Board and who are not officers or employees of the Company or any of its Subsidiaries.

          2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.11 "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

               (ii) If the Common Stock is quoted on NASDAQ (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          2.12 "Option" means the right to purchase the number of the Common Stock specified by the Plan, at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee impose. The term Option includes Initial Options and Anniversary Options, as defined in Section 5.

          2.13     "Optioned Stock" means the Common Stock subject to an Option.

          2.14     "Optionee"  means  a  Director  who  receives  an  Option.

          2.15 "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          2.16     "Plan"  means the Company's 2002 Amended and Restated Outside
Directors'  Stock  Option  Plan.

          2.17 "Share" means a share of Common Stock, as adjusted in accordance with Section 12 of this Plan.

          2.18 "Subsidiary" means any corporation or other legal entity other than the employer corporation in an unbroken chain of corporations or other legal entities beginning with the employer corporation if each of the corporations or other legal entities other than the last corporation or other legal entity in the unbroken chain owns stock, a membership interest, or any other voting interest possessing fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other voting interests in one of the other corporations or other legal entities in such chain.

          2.19 "Term" means the period during which a particular Option may be exercised.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares of which may be optioned and sold under the Plan is 281,356 (which includes options for 35,000 shares of Common Stock which were outstanding under the 1992 Outside Directors' Stock Option Plan (the "1992 Directors' Plan") as of March 30, 2004 (the "1992 Outstanding Options")). As of the effective date of the Amended and Restated Outside Directors' Plan, 246,356 shares of Common Stock shall be reserved for issuance under the Plan (which includes 27,500 shares that were subject to options under the 1992 Directors Plan that have been canceled or expired as of March 30, 2004), however, the number of shares reserved for issuance under the Plan shall automatically increase as the 1992 Outstanding Options are canceled or expire (by an amount equal to the number of shares of Common Stock issuable upon exercise of such canceled or expired 1992 Outstanding Options). The number of shares of Common Stock reserved for issuance under this Plan shall not increase as a result of the exercise of any of the 1992 Outstanding Options. The Common Stock may be authorized, but unissued, or reacquired Common Stock.

          If an Option would expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.     ADMINISTRATION  OF  THE  PLAN.

          (a) The Board shall appoint the Committee, which shall consist of not less than two (2) disinterested persons as defined in Rule 16b-3 of the Exchange Act. Subject to the provisions of the Plan, the Committee shall have full authority to interpret the Plan, and to prescribe, amend, and rescind rules and regulations relating to it. The Board may, from time to time, appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall keep minutes of its meetings and records of all action taken in writing without a meeting. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his/her service on the Committee.

          (b)     Powers  of  the Administrator.  Subject  to  the provisions of
                  -----------------------------
the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2.11 of the Plan;

               (ii)    to approve forms of agreement for use under the Plan;

               (iii) to determine whether and under what circumstance an Option may be settled in cash under Section 8(d) instead of Common Stock;

          (c)     Effective Committee's Decision.  All decisions, determinations
                  ------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5. GRANT OF OPTIONS. An Option to purchase 10,000 shares of Common Stock (the "Initial Option") shall, without action by the Board or Committee, be granted to each Director on the first day of his/her initial term as a director or on the effective date of the Plan, whichever shall occur later, provided he/she meets the definition of a disinterested director in Rule 16b-3 of the Exchange Act. Upon the first day of an eligible Director's second consecutive year of service on the Board, and on the first day of each consecutive year of service thereafter, an additional Option to purchase 5,000 shares of Common Stock (an "Anniversary Option") shall, without action by the Board or Committee, be granted to such Director. In the event of a Director who is commencing an initial term, but such Director had been a Director of the Company previously, the Administrator may, in its sole discretion, determine to decrease the number of shares subject to the Initial Option, taking into account the particular circumstances of such situation. Notwithstanding the foregoing provisions of this paragraph, if the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining shares of Common Stock available under the Plan; provided, however, that if such proration results in fractional shares of Common Stock, then such Option shall be rounded down to the nearest number of whole shares of Common Stock.

     6.     STOCK  OPTIONS.

          6.1     Option  Price.
                  -------------

               (a) The exercise price per share of any Option granted under the Plan shall be the Fair Market Value of the shares of Common Stock covered by the Option on the date set forth in Section 2.11.

               (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under all applicable laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

               (c) The Company, in its sole discretion, may establish a procedure whereby a Director, subject to the requirements of Section 16 of the Exchange Act, Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or portion thereof without making a direct payment of the option price to the Company. If the Company so elects to establish the cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate, and such procedures and policies shall be binding on any Director wishing to utilize the cashless exercise program.

          6.2     Terms  of  Options.
                  ------------------

               (a) Prior to June 10, 2004, any Option granted hereunder shall be exercisable for a Term of five (5) years from the date of grant thereof (Date of Grant), but shall be subject to earlier termination as hereinafter provided, and prior to its expiration or termination the Option may be exercised within the following time limitations.

                    (i) After one (1) year from the Date of Grant, it may be exercised as to not more than one-third (1/3) of the shares of Common Stock originally subject to the Option.

                    (ii) After two (2) years from the Date of Grant, it may be exercised as to not more than two-thirds (2/3) of the shares of Common Stock originally subject to the Option.

                    (iii) After three (3) years from the Date of Grant, it may be exercised as to any part or all of the shares of Common Stock originally subject to Option.

               (b) From and after June 10, 2004, all Options shall be exercisable for a Term of two (2) years from the Date of Grant, but shall be subject to earlier termination as hereinafter provided, and all such Options shall be fully vested as of the Date of Grant.

          6.3     Termination  of  Directorship.  In  the  event that a Director
                  -----------------------------
ceases to be a member of the Board (other than by reason of death), an Option may be exercised by the Director (to the extent that the Director was entitled to do so at the time he/she ceased to be a member of the Board) at any time within three (3) months after he/she ceases to be a member of the Board, but not beyond the Term of the Option.

          6.4     Death of a Director.  In the event of the death of a Director,
                  -------------------
the Option may be exercised at any time within twelve (12) months following the date of death, but in no event later than the expiration date of the Term of such Option as set forth in the Option Agreement (by the Director's estate or by a person who acquired the right to exercise the Option by bequest or inheritance), but only to the extent that the Director was entitled to exercise the Option at the date of death. To the extent that the Director was not entitled to exercise the Option at the date of termination or if the Director does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     7. TERM OF THE PLAN. The Amended and Restated Plan shall become effective on June 10, 2004, provided the Plan has been previously adopted by the Board of Directors and approved by the stockholders of the Company as determined in Section 18 of the Plan. It shall continue in effect for the remainder of the initial term of ten (10) years, which expire June 13, 2012, unless sooner terminated under Section 14 of the Plan.

     8.     EXERCISE  OF  OPTION.

          (a) Any Option granted hereunder shall be exercisable at such times under such conditions as determined by the Administrator, and shall be permissible under the terms of the Plan.

          (b)     The Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such Option has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 6.1(b) of the Plan.

          Exercise of an Option in any manner will result in a decrease in the number of Shares which may thereafter be available, both for purpose of the Plan and for sale under the Option by the number of Shares as to which the Option is exercised.

          (c) Options granted to persons subject to Section 16(b) of the Exchange Act, must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (d)     Buy-Out  Provisions.  The  Administrator may at any time offer
                  -------------------
to buy-out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      9. RIGHTS OF OPTIONEE. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue, or cause to be issued, such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

     10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than: (a) by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the holder of the Option, only by him/her, or in the event of his/her death, by the legal representative of the estate of the deceased Director, or the person or persons who shall acquire the right to exercise an Option by the bequest or inheritance by reason of the death of the Director, or in the event of disability, his/her personal representative, or (b) pursuant to a Qualified Domestic Relations Order, as defined in the Code, or the Employee Retirement and Security Act (ERISA), or the rules thereunder.

     11. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of taxes. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable laws, the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)     the  election  must  be made on or prior to the applicable Tax
     Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt for consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of substantially all of the Company's assets (hereinafter, a "merger"), the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise the exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice and the Option will terminate upon the expiration of such period. For purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13. FORM OF OPTIONS. Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board or the stockholders of the Company shall constitute the granting of any Option. An Option shall be granted hereunder on the date or dates specified in the Plan. Whenever the Plan provides for the receipt of an Option by a Director, the Secretary or the President of the Company, or such other person as the Committee shall appoint, shall forthwith send notice thereof to the Director, in such form as the Committee shall approve, stating the number of Shares of Common Stock subject to the Option, the Term of the Option, and all other terms and conditions thereof provided by the Plan. The notice shall be accompanied by a written Award Agreement which shall have been duly executed by or on behalf of the Company. Execution by the Director to whom such Option is granted of said Award Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise of any Option.

     14.     AMENDMENT  AND  TERMINATION  OF  THE  PLAN.

          (a)     Amendment  and  Termination.  The Board may at any time amend,
                  ---------------------------
alter, suspend or discontinue the Plan, but no amendment, alternation, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)     Effect  of  Amendment  or  Termination.  Any such amendment or
                  --------------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

          (c)     Amendments  to  Prior  Grants.  Subject  to  the  terms  and
                  -----------------------------
conditions and within the limitations of the Plan, the Administrator may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall (i) materially impair the rights of any Optionee without his or her consent or (ii) except for adjustments made pursuant to Section 12, reduce the exercise price of outstanding Options or cancel or amend outstanding Options for the purpose of repricing, replacing or regranting such Options with an exercise price that is less than the exercise price of the original Options without stockholder approval.

     15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

     16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. AGREEMENTS. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     18. STOCKHOLDER APPROVAL. The amendments to this Amended and Restated Outside Directors' Stock Option Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Amended and Restated Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     19     INFORMATION  TO  OPTIONEES.  The  Company  shall  provide  to  each
Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which is provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to Directors whose duties in connection with the Company assure their access to equivalent information.

     20. FEES AND COSTS. The Company shall pay all original issue taxes on the exercise of any Option granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

     21. OTHER PROVISIONS. As used in the Plan, and in Award Agreements and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Award Agreements and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

                                                                       EXHIBIT B

                 2002 AMENDED AND RESTATED STOCK INCENTIVE PLAN
                                       OF
                           POMEROY IT SOLUTIONS, INC.

     1. PURPOSE OF THE PLAN. This 2002 Amended and Restated Stock Incentive Plan of Pomeroy IT Solutions, Inc. is intended to encourage Employees and Consultants of the Company and its Subsidiaries to acquire or increase their ownership of Common Stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company and its Subsidiaries in the future. Stock Awards granted under the Plan may be
Options,  Restricted  Stock  or  Stock  Appreciation  Rights.

     2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

     2.1 "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

     2.2     "Award"  means  an  Option,  Restricted Stock or Stock Appreciation
Rights.

     2.3 "Award Agreement" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Employee and/or Consultants, as applicable, and which sets forth the terms and conditions of an Award under the Plan.

     2.4     "Board"  means  the  Board  of  Directors  of  the  Company.

     2.5 "Common Stock" means shares of the Company's common stock, par value .01 per share.

     2.6     "Code"  means  the  Internal  Revenue  Code  of  1986,  as amended.

     2.7 "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

     2.8     "Company"  means  Pomeroy  IT  Solutions,  Inc.

     2.9 "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services.

     2.10 "Continuous Status as an Employee" means the absence of any interruption or termination of employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, it Subsidiaries or its successor.

     2.11 "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.13 "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

          (ii) If the Common Stock is quoted on NASDAQ (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

     2.14 "Incentive Stock Option" means an Option meeting the requirements and containing the limitations and restrictions set forth in Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.15 "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option

     2.16 "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

     2.17     "Optioned  Stock"  means  the  Common  Stock subject to an Option.

     2.18     "Optionee" means an Employee or Consultant who receives an Option.

     2.19 "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

     2.20 "Participant" means an Employee or Consultant who is granted an Award under the Plan.

     2.21     "Plan"  means  the  2002  Stock  Plan.

     2.22 "Restricted Stock" means any Share issued pursuant to Section 8 with restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Administrator, in its sole discretion, may impose (including without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator may deem appropriate.

     2.23 "Share" means a share of Common Stock, as adjusted in accordance with Section 11 of this Plan and "Shares" means the Shares of Common Stock, as adjusted in accordance with Section 11 of this Plan.

     2.24 "Stock Appreciation Rights" means any right granted to a Participant pursuant to Section 9 to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise, or if the Administrator shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Administrator in its sole discretion, which, except in connection with an adjustment provided in Section 11, shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be. Any payment by the Company in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Administrator, in its sole discretion, shall determine.

     2.25 "Subsidiary" means any corporation or other legal entity other than the employer corporation in an unbroken chain of corporations or other legal entities beginning with the employer corporation if each of the corporations or other legal entities other than the last corporation or other legal entity in the unbroken chain owns stock, a membership interest, or any other voting interest possessing fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other voting interests in one of the other corporations or other legal entities in such chain.

     2.26 "Substitute Award" means an Award granted or Shares issued by the Company in assumption of, or in substitution or exchange for, an Award previously granted.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be awarded under the Plan is 4,410,905 Shares (which includes options for 1,252,206 Shares (the "1992 Outstanding Options") which were outstanding under the 1992 Non Qualified and Incentive Stock Option Plan (the "1992 Option Plan") as of March 30, 2004 and options for 765,834 under the 1992 Option Plan that had expired or terminated after the initial adoption of the Plan but prior to March 30, 2004); provided, further, that not more than 600,000 Shares reserved hereunder shall be available for awards of Restricted Stock. Prior to June 10, 2004, the maximum number of Shares for which Options may be granted shall be as set forth in the Plan prior to this amendment and restatement.

     As of the effective date of the Amended and Restated Plan, 3,237,521 Shares shall be reserved for issuance under the Plan; however, subject to the maximum shares reserved under the Plan as stated above, the number of Shares reserved for issuance under the Plan shall automatically increase as the 1992 Outstanding Options are canceled or expire (by an amount equal to the number of Shares issuable upon exercise of such canceled or expired 1992 Outstanding Options). The number of shares of Common Stock reserved for issuance under this Plan shall not increase as a result of the exercise of any of the 1992 Outstanding Options. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Award would expire, terminate or become unexercisable for any reason without having been exercised in full, or settled in cash in lieu of Shares, or exchanged as provided herein, the unissued Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Further, if the exercise price of any Option granted under the Plan or the tax withholding requirements with respect to an Award under the Plan are satisfied by tendering Shares to the Company (either by attestation or actual delivery) or if a stock appreciation right is exercised, only the number of Shares issued, net of the Shares tendered, if any, shall be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the Plan.

     4.     ADMINISTRATION  OF  THE  PLAN.

     (a)     Procedure.
             ---------
          (i)     Administration  With  Respect to Directors and Officers.  With
                  -------------------------------------------------------
     respect to grants of Awards to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder. For purposes of any award granted under the Plan by the Committee that is intended to be exempt from the restrictions of Section 16(b) of the Exchange Act, the Committee shall consist only of directors who qualify as "non-Employee directors," as defined in Rule 16b-3 under the Act. For purposes of any Award granted under the Plan by the Committee that is intended to qualify for the performance-based compensation exemption to the $1 million deductibility limit under Code Section 162(m), the Committee shall consist only of directors who qualify as "outside directors," as defined in Code Section 162(m) and the related regulations. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of the majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the unanimous written consent of its Members.

          (ii)     Multiple  Administrative Bodies.  If permitted by Rule 16b-3,
                   -------------------------------
     the Plan may be administered by different bodies with respect to non-director officers and Employees who are neither directors nor officers.

          (iii)     Administration  With  Respect  to  Consultants  and  Other
                    ----------------------------------------------------------
     Employees.  With  respect to grants of Options to Employees who are neither
     ---------
     directors nor officers of the Company or to Consultants, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Delaware corporate law and applicable securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

     (b)     Powers of the Administrator.  Subject to the provisions of the Plan
             ---------------------------
and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value of the Shares, in accordance with Section 2.13 of the Plan;

          (ii) to select the Employees and Consultants to whom Awards may from time to time be granted hereunder;

          (iii) to determine whether and to what extent Awards are granted hereunder;

          (iv) to determine the number of Shares to be covered by each such Award granted hereunder;

          (v) to grant Substitute Awards, including to officers of the Company, in exchange for an outstanding Award or Awards and to determine the fair market value of any Awards to be canceled or exchanged, provided, however, that any outstanding Award that is exchanged for a new Award shall not be an Option with an exercise price that is less than the Fair Market Value of the Shares as of the date of the exchange;

          (vi)     to  approve  forms  of  agreement  for  use  under  the Plan;

          (vii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver or forfeiture restrictions regarding any Award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, it its sole discretion);

          (viii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

     (c)     Effect  of  Committee's Decision.     All decisions, determinations
             --------------------------------
and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Awards.

     5.     ELIGIBILITY.

     (a) Persons eligible for Awards under the Plan shall consist of Employees and Consultants. A Participant may receive more than one Award, including Awards of the same type, subject to the restrictions of the Plan.

     (b) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he/she is otherwise eligible, be granted an additional Option or Options.

     (c) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

     (d) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (e) The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his/her right or the Company's right to terminate his/her employment or consulting relationship at any time, with or without cause.

     6. TERM OF THE PLAN. The Amended and Restated Plan shall become effective on June 10, 2004, and shall continue in effect for the remainder of the initial term of ten (10) years which expires June 13, 2012, unless sooner terminated under Section 14 of the Plan.

     7. OPTIONS. Options may be granted hereunder to any Participant, either alone or in addition to other Awards granted under the Plan and shall be subject to the following terms and conditions:

     (a)     Term  of Options.  The term of each Option shall be the term stated
             ----------------
in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of the grant thereof or such shorter term as may be provided in the Option Agreement.

     (b)     Option  Exercise  Price  and  Consideration.
             -------------------------------------------

          (i) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (A)     In  the  case  of  an  Incentive  Stock  Option

                    (1) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all class of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per share on the date of the grant.

                    (2) granted to any Employee, the per Share price shall be no less than 100% of the Fair Market Value per Share on the date of the grant.

          (B) in the case of a Nonstatutory Stock Option granted to any person, the Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of the grant.

          (ii) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash,
     (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the option is exercised, (6) delivery of a properly executed notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under all applicable laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

          (iii) The Company, in its sole discretion, may establish a procedure whereby an Employee or Consultant, subject to the requirements of
     Section 16 of the Exchange Act, Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or portion thereof without making a direct payment of the option price to the Company. If the Company so elects to establish the cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate, and such procedures and policies shall be binding on any Employee or Consultant wishing to utilize the cashless exercise program.

     (c)     Procedure  for  Exercise;  Rights  as  a  Stockholder.  Any  Option
             -----------------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including the performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan.

Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued. Exercise of an Option in any manner will result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (d)     Termination  of  Employment.  In  the  event  of  termination of an
             ---------------------------
Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his/her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (e)     Disability  of Optionee.  Notwithstanding the provisions of Section
             -----------------------
9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his/her total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (f)     Death  of  Optionee.  In the event of the death of an Optionee, the
             -------------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (g)     Rule 16b-3.  Options granted to persons subject to Section 16(b) of
             ----------
the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     (h)     Buyout  Provisions.  The Administrator may at any time offer to buy
             ------------------
out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     (i)     Time  of  Granting  Options.  The date of grant of an Option shall,
             ---------------------------
for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is to be granted within a reasonable time after the date of such grant.

     8.     RESTRICTED  STOCK.

     (a)     Issuance.  A  Restricted  Stock  Award  shall  be  subject  to
             --------
restrictions imposed by the Administrator at the time of grant for a period of time specified by the Administrator (the "Restriction Period") as provided herein. Restricted Stock Awards may be issued hereunder to Participants for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan.

     (b)     Terms,  Conditions and Restrictions.  The Administrator in its sole
             -----------------------------------
discretion shall specify the terms, conditions and restrictions under which Shares of Restricted Stock shall vest or be forfeited. These terms, conditions and restrictions must include continued employment with the Company or a Subsidiary for a specified period of time following the date of grant, except the Administrator may allow vesting in the case of the death or disability (as defined by the Administrator) of the Participant. With respect to Restricted Stock during the Restriction Period, the Administrator, in its sole discretion, may provide for the lapse of any term, condition or restriction in installments and may accelerate or waive such term, condition or restriction in whole or in part, based on service, performance, and/or such other factors or criteria as the Administrator may determine in its sole discretion. Notwithstanding any other provision of the Plan, Restricted Stock Awards shall have a Restriction Period for continued employment of not less than three years from the date of grant and Restricted Stock that vests upon attainment of performance goals shall provide for a performance period of at least twelve (12) months. Except as otherwise provided in the Award Agreement, the Participant shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Shares and the right to receive dividends. The Administrator, in its sole discretion, as determined at the time of the Award, may provide that the payment of cash dividends shall or may be deferred. Any deferred dividends may be reinvested as the Administrator shall determine in its sole discretion, including reinvestment of additional Shares of Restricted Stock. Stock dividends issued with respect to restricted Stock shall be Restricted Stock and shall be subject to the same terms, conditions and restrictions that apply to the Shares with respect to which such dividends are issued. Any additional Shares of Restricted Stock issued with respect to cash or stock dividends shall not be counted against the maximum number of Shares for which Awards may be granted under the Plan as set forth in Section 3.

     (c)     Registration.  Any  Restricted  Stock  issued  hereunder  may  be
             ------------
evidenced in such manner, as the Administrator, in its sole discretion, shall deem appropriate, including without limitation, book entry registration or issuance of a stock certificate or certificates. In the event any stock certificates are issued in respect of Shares of Restricted Stock awarded under the Plan, such certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

     9. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted hereunder to any Participant, either alone ("freestanding") or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 7. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Non-Qualified Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the Stock Appreciation Right. Any Option related to a Stock Appreciation Right shall no longer be exercisable to the extent that the related Stock Appreciation Right has been exercised. The Administrator may impose such terms and conditions or restrictions on the exercise of any Stock Appreciation Right, as it shall deem advisable or appropriate; provided that a freestanding Stock Appreciation Right shall not have an exercise price less than Fair Market Value of a Share on the date of grant or a term greater than ten years.

     10.     GENERAL  PROVISIONS.

     (a)     Non-Transferability  of Awards.  An Award may not be sold, pledged,
             ------------------------------
assigned,  hypothecated,  transferred  or  disposed of in any manner other than:
(a) by will or the laws of descent and distribution, and may be exercised during the lifetime of the Participant, only by him/her, or in the event of his/her death, by the legal representative of the estate of the deceased Participant, or the person or persons who shall acquire the right to exercise an Award by the bequest or inheritance by reason of the death of the Participant, or in the event of disability, his/her personal representative, or (b) pursuant to a Qualified Domestic Relations Order, as defined in the Code, or the Employee Retirement and Security Act (ERISA), or the rules thereunder; provided, however, that Incentive Stock Options may not be transferred pursuant to a Qualified Domestic Relations Order unless such transfer is otherwise permitted pursuant to the Code and the regulations thereunder without affecting the Incentive Stock Option's qualification under Section 422 as an Incentive Stock Option.

     (b)     Stock  Withholding  to  Satisfy  Withholding  Tax Obligations.  The
             -------------------------------------------------------------
Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of taxes. At the discretion of the Administrator, Participants may satisfy withholding obligations as provided in this paragraph. When a Participant incurs tax liability in connection with an Award, which tax liability is subject to tax withholding under applicable laws, the Participant is obligated to pay the
Company an amount required to be withheld under applicable tax laws, the Participant may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions: (i) the election must be made on or prior to the applicable Tax Date; (ii) once made, the election shall be irrevocable as to the particular Shares of the Award as to which the election is made; (iii) all elections shall be subject to the consent or disapproval of the Administrator; (iv) if the Participant is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions. In the event the election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Award is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     (c)     Conditions  Upon Issuance of Shares.  Shares shall not be delivered
             -----------------------------------
under the Plan pursuant to an Award unless the delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the delivery of Shares pursuant to an Award, the Company may require the Participant to represent and warrant at the time of any such delivery that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

     (d)     Reservation  of Shares.  The Company, during the term of this Plan,
             ----------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     (e)     Agreements.  Awards  shall  be  evidenced  by written agreements in
             ----------
such  form  as  the  Board  shall  approve  from  time  to  time.

     (f)     Authority to Satisfy Obligations.  The Administrator shall have the
             --------------------------------
authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company, including, without limitation, the 1992 Option Plan and any plans or arrangements of any employer acquired by the Company; provided further, that except for adjustments made under Section 11, no such grant shall reduce the exercise price of an outstanding option under such other plan or cancel or amend an outstanding option under such other plan for the purpose of repricing, replacing or regranting such option with an exercise price that is less than the exercise price of the original option under such plan without stockholder approval.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award , as well as the price per Share covered by each such outstanding
Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse split, stock dividend, combination or reclassification of the Common Stock, or any other similar increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt for consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Shares subject to an Award.

          In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Participant at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Award will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of substantially all of the Company's assets (hereinafter, a "merger"), the Award shall be assumed or an equivalent award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Award or to substitute an equivalent award, the Board shall, in lieu of such assumption or substitution, provide for the Participant to have the right to exercise the Award as to all of the Shares as to which the Award would not otherwise the exercisable. If the Board makes an Award fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Participant that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice and the Option will terminate upon the expiration of such period. For purposes of this paragraph, the Award shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share subject to the

Award immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon the exercise of the Award for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value of the per share consideration received by holders of Common Stock in the merger or sale of assets.

     12.     AMENDMENTS  AND  TERMINATION.

     (a)     Amendment  and  Termination  of  Plan.  The  Board  may at any time
             -------------------------------------
amend, alter, suspend or discontinue the Plan, but no amendment, alternation, suspension or discontinuation shall be made which would impair the rights of any Participant under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b)     Effect  of Amendment or Termination of Plan.  Any such amendment or
             -------------------------------------------
termination of the Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

     (c)     Amendments  to  Awards.  Subject  to  the  terms and conditions and
             ----------------------
within the limitations of the Plan, the Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall (i) materially impair the rights of any Participant without his or her consent or (ii) except for adjustments made pursuant to Section 11, reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel or amend outstanding Options or Stock Appreciation Rights for the purpose of repricing, replacing or regranting such Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

     13. STOCKHOLDER APPROVAL. The amendments to the Plan in this Amended and Restated Stock Incentive Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Amended and Restated Stock Incentive Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     14 INFORMATION TO PARTICIPANTS. The Company shall provide to each Participant, during the period for which such Participant has one or more Awards outstanding, copies of all annual reports and other information which is provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Awards under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

Pomeroy IT Solutions, Inc.                        00000 0000000000 0 0000

                                                  000000000.000 ext
                                                  000000000.000 ext
                                                  000000000.000 ext
                                                  000000000.000 ext
MR A SAMPLE                                       000000000.000 ext
DESIGNATED (IF ANY)                               000000000.000 ext
ADD 1                                             000000000.000 ext
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6
                                                  C 123456890 J N T



                              [ ] Mark this box with an X if you have made
                                  Changes to your name or address details above.

================================================================================
Annual Meeting Proxy Card
================================================================================
A ELECTION OF DIRECTORS        PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND
                                                   TELEPHONE VOTING INSTRUCTIONS
1. TO ELECT NINE DIRECTORS.

                            For  Withhold                           For  Withhold                          For    Withhold

01 - DAVID B. POMEROY, II   [ ]    [ ]     04 - STEPHEN E. POMEROY  [ ]    [ ]      07 - DEBRA E. TIBEY     [ ]    [ ]

02 - JAMES H. SMITH, III    [ ]    [ ]     05 - WILLIAM H. LOMICKA  [ ]    [ ]      08 - EDWARD E. FABER    [ ]    [ ]

03 - MICHAEL E. ROHRKEMPER  [ ]    [ ]     06 - VINCENT D. RINALDI  [ ]    [ ]      09 - KENNETH R. WATERS  [ ]    [ ]

B ISSUES

                                FOR  AGAINST  ABSTAIN                                     FOR  AGAINST  ABSTAIN
2. TO APPROVE THE AMENDMENT TO  [ ]      [ ]      [ ]  4. TO APPROVE THE                  [ ]      [ ]      [ ]
   THE COMPANY'S 1998 EMPLOYEE                            COMPANY'S 2002 AMENDED
   STOCK PURCHASE PLAN                                    AND RESTATED STOCK INCENTIVE PLAN

                                FOR  AGAINST  ABSTAIN
3. TO APPROVE THE AMENDMENTS    [ ]      [ ]      [ ]  5. TO TRANSACT SUCH OTHER
   TO THE COMPANY'S 2002 OUTSIDE                          BUSINESS AS MAY BE
   DIRECTORS' STOCK                                       PROPERLY BROUGHT BEFORE
   OPTION PLAN                                            THE MEETING AND ANY AND
                                                          ALL ADJOURNMENTS THEREOF.


C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box  Signature 2 - Please keep signature within the box  Date (mm/dd/yyyy)
--------------------------------------------------  --------------------------------------------------  --------------------------
                                                                                                        [ ][ ]/[ ][ ]/[ ][ ][ ][ ]
--------------------------------------------------  --------------------------------------------------  --------------------------

                          1 UPX    HHH    PPPP    0032481

================================================================================
PROXY  -  POMEROY  IT  SOLUTIONS,  INC.
================================================================================

1020  PETERSBURG  ROAD,  HEBRON,  KENTUCKY  41048

PROXY  FOR  ANNUAL  MEETING  OF  SHAREHOLDERS  -  JUNE  10,  2004

The undersigned shareholder of Pomeroy IT Solutions, Inc. (the "Company") hereby appoints Michael E. Rohrkemper and Stephen E. Pomeroy, or any one of them, as attorneys and proxies with full power of substitution to each, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Drawbridge Inn, located at 2477 Royal Drive, Fort Mitchell, Kentucky, on Thursday, June 10, 2004, at 9:00 a.m. local time, and at any adjournment or adjournments thereof, with all of the powers such undersigned shareholder would have if personally present, for the matters listed on the reverse side. .






INTERNET  AND  TELEPHONE  VOTING  INSTRUCTIONS

YOU  CAN  VOTE BY TELEPHONE OR INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

-----------------------------------------------------------------------------  -------------------------------------------------
TO VOTE USING THE TELEPHONE (WITHIN U.S. AND CANADA)                           TO VOTE USING THE INTERNET
-----------------------------------------------------------------------------  -------------------------------------------------

- Call toll free 1-XXX-XXX-XXXX in the United States or Canada any time on a   - Go to the following web site:
touch tone telephone. There is NO CHARGE to you for the call.                    WWW.COMPUTERSHARE.COM/US/PROXY

- Follow the simple instructions provided by the recorded message.             - Enter the information requested on your computer
                                                                                 screen and follow the simple instructions.

                                                                                             -----
                      C0123456789                                                            12345
                      -----------                                                            -----


IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL BACK THIS PROXY
CARD.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY 1:00 A.M., CENTRAL TIME, ON XXXXXX XX, 200X.

THANK YOU FOR VOTING

Pomeroy IT Solutions, Inc.                        00000 0000000000 0 0000

                                                  000000000.000 ext
                                                  000000000.000 ext
                                                  000000000.000 ext
                                                  000000000.000 ext
MR A SAMPLE                                       000000000.000 ext
DESIGNATED (IF ANY)                               000000000.000 ext
ADD 1                                             000000000.000 ext
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

                                                  C 123456890 J N T



                              [ ] Mark this box with an X if you have made
                                  Changes to your name or address details above.

================================================================================
Annual Meeting Proxy Card
================================================================================
A ELECTION OF DIRECTORS
1. TO ELECT NINE DIRECTORS.

                            For  Withhold                           For  Withhold                          For    Withhold

01 - DAVID B. POMEROY, II   [ ]    [ ]     04 - STEPHEN E. POMEROY  [ ]    [ ]      07 - DEBRA E. TIBEY     [ ]    [ ]

02 - JAMES H. SMITH, III    [ ]    [ ]     05 - WILLIAM H. LOMICKA  [ ]    [ ]      08 - EDWARD E. FABER    [ ]    [ ]

03 - MICHAEL E. ROHRKEMPER  [ ]    [ ]     06 - VINCENT D. RINALDI  [ ]    [ ]      09 - KENNETH R. WATERS  [ ]    [ ]

B ISSUES

                                FOR  AGAINST  ABSTAIN                                     FOR  AGAINST  ABSTAIN
2. TO APPROVE THE AMENDMENT TO  [ ]      [ ]      [ ]  4. TO APPROVE THE                  [ ]      [ ]      [ ]
   THE COMPANY'S 1998 EMPLOYEE                            COMPANY'S 2002 AMENDED
   STOCK PURCHASE PLAN                                    AND RESTATED STOCK INCENTIVE PLAN

                                FOR  AGAINST  ABSTAIN
3. TO APPROVE THE AMENDMENTS    [ ]      [ ]      [ ]  5. TO TRANSACT SUCH OTHER
   TO THE COMPANY'S 2002 OUTSIDE                          BUSINESS AS MAY BE
   DIRECTORS' STOCK                                       PROPERLY BROUGHT BEFORE
   OPTION PLAN                                            THE MEETING AND ANY AND
                                                          ALL ADJOURNMENTS THEREOF.

C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box  Signature 2 - Please keep signature within the box  Date (mm/dd/yyyy)
--------------------------------------------------  --------------------------------------------------  --------------------------
                                                                                                        [ ][ ]/[ ][ ]/[ ][ ][ ][ ]
--------------------------------------------------  --------------------------------------------------  --------------------------

                           1 UPX    HHH    PPPP    0032482

================================================================================
PROXY  -  POMEROY  IT  SOLUTIONS,  INC.
================================================================================

1020 PETERSBURG ROAD, HEBRON, KENTUCKY 41048

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - JUNE 10, 2004

The undersigned shareholder of Pomeroy IT Solutions, Inc. (the "Company") hereby appoints Michael E. Rohrkemper and Stephen E. Pomeroy, or any one of them, as attorneys and proxies with full power of substitution to each, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Drawbridge Inn, located at 2477 Royal Drive, Fort Mitchell, Kentucky, on Thursday, June 10, 2004, at 9:00 a.m. local time, and at any adjournment or adjournments thereof, with all of the powers such undersigned shareholder would have if personally present, for the matters listed on the reverse side. .